April 30, 2007

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Flexible Payment Variable Annuity **Account B**

Individual flexible payment variable annuity contracts for:

Individual Retirement Annuities (IRAs)

Roth IRAs

SIMPLE IRAs

Simplified Employee Pension Plan IRAs

457 Deferred Compensation Plan Annuities

Tax Deferred Annuities

Non-Transferable Annuities

Non-Tax Qualified Annuities

Prospectuses

Flexible Payment Variable Annuity Account B

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio

Fidelity® VIP Contrafund® Portfolio

Neuberger Berman Socially Responsive Portfolio

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

Northwestern Mutual®

90-1773 (0386) (REV 0407)

Prospectus

April 30, 2007

Flexible Payment Variable Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account B

This prospectus describes an individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Asset Allocation Portfolio
T. Rowe Price Small Cap Value Portfolio	Balanced Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
International Growth Portfolio	Select Bond Portfolio
Franklin Templeton International Equity Portfolio	Money Market Portfolio
AllianceBernstein Mid Cap Value Portfolio	American Century Large Company Value Portfolio
Index 400 Stock Portfolio	Capital Guardian Large Cap Blend Portfolio
Janus Capital Appreciation Portfolio	Index 600 Stock Portfolio
Growth Stock Portfolio	MFS® Research International Core Portfolio
Large Cap Core Stock Portfolio	MFS® Emerging Markets Equity Portfolio
Capital Guardian Domestic Equity Portfolio	Short-Term Bond Portfolio
T. Rowe Price Equity Income Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio
Index 500 Stock Portfolio	American Century Inflation Protection Portfolio
Fidelity® Variable Insurance Products	PIMCO Multi-Sector Bond Portfolio
VIP Mid Cap Portfolio	VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds
Multi-Style Equity Fund	LifePoints® Moderate Strategy Fund
Aggressive Equity Fund	LifePoints® Balanced Strategy Fund
Non-U.S. Fund	LifePoints® Growth Strategy Fund
Core Bond Fund	LifePoints® Equity Growth Strategy Fund
Real Estate Securities Fund
Fixed Options

Guaranteed Interest Fund 1	Guaranteed Interest Fund 8

The contract and the variable options:

•	are not guaranteed to achieve their goals
•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated April 30, 2007, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. To receive a copy of the SAI, call 1-888-455-2232 or send a written request to Northwestern Mutual, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit    An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant    The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments    Money we pay the Annuitant(s) pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a Variable Income Plan; (2) a Fixed Income Plan; or (3) in cash.

Annuity Unit    An accounting unit of measure representing the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary    A person who receives payments under the Contract if all the Owners die before the Maturity Date.

Contract    The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value    The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the value of amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals since that Valuation Date and any applicable Market Value Adjustment or charges under the Contract deducted since that Valuation Date.

Division    A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund    A Fund is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account    All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Account    A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Market Value Adjustment    An amount that may be credited (or charged) upon a withdrawal from a multi-year Guaranteed Account before the end of a Guaranteed Period.

Maturity Date    The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner    The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio    A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments    Money you give us to pay for your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account    The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date    Any day on which the New York Stock Exchange (NYSE) is open for trading and any other day we are required under the Investment Company Act of 1940 to value assets of a Division of the Separate Account.

This prospectus describes two versions of the Select Variable Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

Account B Prospectus

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract during the Accumulation Period. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy, surrender, or withdraw from the Contract. On the right side of these tables we show the fees and expenses that you will pay daily and periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.

Front-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Withdrawal Charge	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees*	0.75%
Current Mortality and Expense Risk Fees*	0.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	0.75%
Total Current Separate Account Annual Expenses*	0.50%

Annual Contract Fee
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit
Maximum Charge (as a percentage of the entire benefit)**	0.40%

Back-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Sales Load	None
Maximum Withdrawal Charge for Sales Expenses	6%
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees*	1.50%
Current Mortality and Expense Risk Fees*	1.25%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	1.50%
Total Current Separate Account Annual Expenses*	1.25%

Annual Contract Fee
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit
Maximum Charge (as a percentage of the entire benefit)**	0.40%
*	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units are no longer subject to a withdrawal charge. For further information on Class B and Class A Accumulation Units, see “Mortality Rate and Expense Risk Charges—Reduction of Charges.”
**	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

Account B Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of the table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2006. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.20%	2.56%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Front-Load Contract Without the Enhanced Death Benefit (“EDB”)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$606	$1,178	$1,823	$3,677
Minimum Total Annual Portfolio Operating Expenses	$519	$667	$827	$1,453

Front-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65))

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$646	$1,295	$2,015	$4,037
Minimum Total Annual Portfolio Operating Expenses	$559	$790	$1,040	$1,906

Back-Load Contract Without the Enhanced Death Benefit—(assuming a surrender or annuitization, just before the end of each time period, to a Fixed Income Plan with a certain period of less than 12 years (i.e., where a withdrawal charge would apply))

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$849	$1,615	$2,250	$4,141
Minimum Total Annual Portfolio Operating Expenses	$759	$1,093	$1,251	$2,013

Back-Load Contract Without the Enhanced Death Benefit—(assuming no surrender, no annuitization, or assuming an annuitization to a Variable Income Plan or to a Fixed Income Plan with a certain period of 12 years or more (i.e., where a withdrawal charge would not apply))

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$249	$1,015	$1,850	$4,141
Minimum Total Annual Portfolio Operating Expenses	$159	$493	$851	$2,013

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and surrender or annuitization, just before the end of each time period, to a Fixed Income Plan with a certain period of less than 12 years (i.e., where a withdrawal charge would apply))

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$890	$1,735	$2,443	$4,484
Minimum Total Annual Portfolio Operating Expenses	$800	$1,220	$1,464	$2,447

Account B Prospectus

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and assuming no surrender, no annuitization, or assuming an annuitization to a Variable Income Plan or to a Fixed Income Plan with a certain period of 12 years or more (i.e., where a withdrawal charge would not apply))

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$290	$1,135	$2,043	$4,484
Minimum Total Annual Portfolio Operating Expenses	$200	$620	$1,064	$2,447

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contract, the mortality and expense risk charge and the withdrawal charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”) We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the front-load Contract and 1.50% for the back-load Contract. The expense numbers shown in the tables reflect the withdrawal charge and the current mortality and expense risk charges at the guaranteed rate for the first five years, and the maximum mortality and expense risk charges after five years. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the enhanced death benefit (EDB) above was determined by multiplying the maximum EDB percentage charge (.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.01% for the front-load Contract and 0.11% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2006.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. To receive a free copy of the SAI containing such financial statements, call 1-888-455-2232. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $144.9 billion as of December 31, 2006. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Account B Prospectus

The Investment Options

The Contract offers a variety of variable and fixed investment options for you to choose, depending on your retirement savings goals and your personal risk tolerances. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.    The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

Account B Prospectus	5

Portfolio	Investment Objective	Sub-adviser (if applicable)
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
American Century Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Capital Guardian Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 600 Stock Portfolio	To achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index’s performance	N/A
MFS® Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
MFS® Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
PIMCO Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
American Century Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
PIMCO Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and The Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management, Inc.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Account B Prospectus

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo,” formerly known as the “Frank Russell Investment Management Company”). RIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital
LifePoints® Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur in administering the Contracts and, in its role as an intermediary, the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Portfolios prospectus and later in this prospectus. (See “Additional Information—The Distributor.”) The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after

Account B Prospectus

our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer on or before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the New York Stock Exchange. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount which may be transferred is the lesser of $100 or the entire value of the units in the Division from which the transfer is being made.

Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Further, an investor who is identified as having made a transfer in and out of the same Division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Contract Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s).

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of

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different durations (“Guaranteed Accounts”), provided they are available in your state: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). To find out if a Guaranteed Account is available in your state, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed Account of a particular duration. We also reserve the right to offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.

You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from Internal Revenue Code Section 1035 exchanges or rollovers, provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Money Market Division.

Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”) for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 1% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.

Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.

Transfer Limitations    Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the beginning of a Guaranteed Period. After a transfer is made from a Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Further, for GIF 1, no additional transfers may be made into that Guaranteed Account for 90 days. No additional transfers may be made into GIF 8 at any time without our consent. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be less than $1,000, nor greater than $50,000. (The $50,000 limit does not apply in New York.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period.

Withdrawal Charge    Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Deductions—Withdrawal Charges.” Because the withdrawal charge will affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.

The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate.

Market Value Adjustment (GIF 8 Only)    Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of

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the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount.

In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.

Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF8 before the end of the Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:

Guaranteed Interest Fund 8 (GIF8) Market Value Adjustment Example

GIF8 Deposit = $50,000

Guaranteed Interest Rate = 4.5% for 8 years

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase
Current GIF8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)

5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)[5] – 1] = -$676.04

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease
Current GIF8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit

5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)[5] – 1] = +$1,381.49

Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period.

Additional Information    “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with a GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a Variable Income Plan, except for payments for a specified period. (See Option 1 under “Payment Plans”—Description of Variable Income Plans”.)

Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.

In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the Guaranteed Accounts under the Securities Act of 1933, nor have we registered the Guaranteed Accounts or the General Account as investment companies under the Investment Company Act of 1940. Accordingly, interests in a Guaranteed Account are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus regarding the Guaranteed Accounts.

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Preservation+ Strategy    (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, you may elect to allocate all or a portion of your initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that you allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation which you invest in GIF 8 for the Guaranteed Period, while permitting you to participate in the stock market by investing in a Division of the Separate Account with potential returns and attendant risk that approximate those of the S&P 500® Index. We use a mathematical formula to determine the part of your total initial Purchase Payment allocated to this strategy that must be invested in GIF 8 to guarantee a return of principal and interest from GIF 8 at the end of the Guaranteed Period equal to your total initial Purchase Payment allocated to the strategy (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that you make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of your initial Purchase Payment that you allocate to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Index 500 Stock Portfolio. Under the Preservation+ Strategy, we guarantee the return of the amount you allocate to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees allocated to GIF 8). You assume the risk associated with the amount you invest in the Separate Account. We guarantee the return of your principal amount invested under the strategy. You also assume the risk that your investment in the Preservation+ Strategy may result in the return of only your principal amount invested under the strategy.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the value of your amounts allocated to any Guaranteed Account, plus credited interest; less (iii) any withdrawals since that Valuation Date and any applicable MVA or charges under the Contract deducted since that Valuation Date. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to pay for your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. For back-load Contracts in non-tax qualified situations, the minimum initial Purchase Payment is $5,000. For all other back-load Contracts, the minimum amount for an initial Purchase Payment is $100, or $25 if payments are made through our Electronic Funds Transfer (EFT) Plan. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”)

In certain situations, we may reduce or waive our minimums. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your

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application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000. We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being paid for through a multiple-contract billing. For front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees, but not below a minimum of $8,000. We may also choose, in our discretion, to reduce or waive minimum purchase payment requirements in some limited situations.

Guaranteed Account Investment Minimums and Maximums    Guaranteed Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000 ($50,000 for Contracts issued with a guaranteed minimum Declared Rate of 3%). However, our current practice (which we may change at any time without notice to you) is to permit a maximum amount of up to $1 million ($250,000 for Contracts issued in New York), other than for (i) Contracts issued in New Jersey (where exceptions to the Contract maximum amount are not permitted) and (ii) Contracts issued with a guaranteed minimum Declared Rate of 3%. To the extent that an investment causes these maximum amounts to be exceeded, the excess amount would be invested in the Money Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and would be able to continue to allocate purchase payments and transfers to that Account.

Application of Purchase Payments    We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Account options are subject to special rules (see “The Investment Options—Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Mortality Rate and Expense Risk Charges.”) Class B Accumulation Units are subject to a withdrawal charge while Class A Accumulation Units are not subject to such a charge.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs on or before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern Time). If receipt occurs after the close of trading on the New York Stock Exchange, we deem receipt to occur on the following Valuation Date. If you attempt to make a Purchase Payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Purchase Payment is made by an electronic funds transfer that is later reversed due to lack of funds in the account from which the transfer was made or for any other reason, we will reverse the transaction. Money orders or travelers’ checks will not be accepted in connection with the purchase of a variable product contract. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

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The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Purchase Payments under the Contract may be made until the Maturity Date stated on the Contract’s specifications page. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”)

Special Contract for Employers    The Annuity Payment rates for Variable Income Plans which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, federal law, and the laws of certain states, may require that Purchase Payments and Annuity Payment rates be determined without regard to sex. A special Contract is available for this purpose. You are urged to review any questions in this area with qualified counsel.

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit value of their Contract at any time before the Maturity Date. We will not grant a partial withdrawal that would result in a Contract Value of less than $2,000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Accounts. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options—The Fixed Options.”) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Such withdrawals may be prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes.”)

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under Variable Income Plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges.”) If Annuity Payments are being made under Variable Income Plan 2 and the payee dies during the certain period (or if both payees die during the certain period of Variable Income Plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans”.)

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the payment plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a Variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the Investment Company Act of 1940 (the “Act”) because of one or more of the following: (a) the New York Stock Exchange (“NYSE”) is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission (“SEC”) has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

Amount of the Death Benefit    If the Annuitant dies before the Maturity Date, the death benefit will not be less than the Contract Value next determined after we receive proof of death at our Home Office. If we receive proof of death on or before the close of trading for the New York Stock Exchange (typically 4:00pm Eastern Time), we will determine the Contract Value using same-day pricing. If we receive proof of death after the close of trading on the New York Stock

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Exchange, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next regular trading session of the New York Stock Exchange.

If the Primary Annuitant dies on or after his or her 75th birthday, the death benefit will be equal to the Contract Value (as described in the above paragraph). If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will equal the greater of the Contract Value or the amount of Purchase Payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract Value withdrawn. There is no death benefit after Annuity Payments begin. (See “Payment Plans”.)

Guaranteed Minimum Death Benefit Examples    Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount:

Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000 – $12,500 = $37,500	$50,000 – $12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples    Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date – Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2007 – $100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2008 – $50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2008 – $20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1 – $20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1 – $20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

Account B Prospectus

Distribution of the Death Benefit    If the Owner is the Annuitant and the Owner dies before the Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force unless the Owner elected a payment plan for the Beneficiary. The Beneficiary may also elect to receive the death benefit in a lump sum or under a payment plan (See “Payment Plans.”). In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, the death benefit becomes payable to the Owner.

If the Contract continues in force, we will set the Contract Value at an amount equal to the death benefit (pursuant to the terms of your Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant's death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal). If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose or to a Guaranteed Account (transfers to a GIF 8 in this circumstance are allowed only if no funds are invested in the GIF 8 on the death of the Annuitant). (See “Transfers Between Divisions” and “Payment Plans”.)

Payment Plans

Generally    If you decide to begin receiving monthly Annuity Payments from your Contract, you may choose one of three Annuity Payment plans (referred to as “Income Plans”):

(1)	monthly payments for a specified period;

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of ten or twenty years if you die sooner; or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis. While no charges are assessed on fixed income plans, we will continue to assess on variable income plans mortality rate and expense risk charges. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Payment Plan be invested. The Fixed Income Plans are not described in this prospectus. If you select a Fixed Income Plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a withdrawal charge in determining the withdrawal value. (See “Withdrawal Charges.”) Your interest, if any, in our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.

A Variable Income Plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a Variable Income Plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A Fixed Income Plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a Variable Income Plan with payments certain for ten years, using your investment choices then in effect.

Description of Variable Income Plans    The following Variable Income Plans are available:

1. Installment Income for a Specified Period.    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Single Life Income with or without Certain Period.    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Certain Period.    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a Variable Income Plan to one that results in an initial payment of at least $20. A Variable Income Plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish Variable Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge.

Account B Prospectus

We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between payment plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from a payment plan involving a life contingency nor transfer to a payment plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Variable Income Plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. A contract with Annuity Payment rates that are not based on sex is also available. (See “Special Contract for Employers.”) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Variable Income Plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Variable Income Plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Sales Load    For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We will pay any excess of distribution expenses over sales loads from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described below. We base the deduction on cumulative Purchase Payments we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $100,000	4.5%
Next $400,000	2.0%
Balance over $500,000	1.0%

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. This fee is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract Value on the Contract anniversary is $25,000 or more.

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than

Account B Prospectus

sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Separate Account; the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction of the Charges    For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero,” that is, its withdrawal charge rate is 0%. (See “Withdrawal Charges.”) As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.

Withdrawal Charges

Withdrawal Charge Rates    When not waived (as described below), we assess certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:

Category	Withdrawal Charge Rate
8,7, 6	6%
5	5%
4	4%
3	3%
2	2%
1	1%
0	0%

We base the amount in each Category on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge category 8 and the remaining $300,000 begins in withdrawal charge category 4. Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in category 8 at issue would have moved down one category each Contract anniversary such that it would move to category 4 on the fourth Contract anniversary. The $300,000 that was in category 4 at issue would move to category zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to category zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units

Account B Prospectus

with no withdrawal charge. The next $100,000 withdrawn (from Class B) would be subject to a 4% withdrawal charge. A withdrawal charge is not assessed on any earnings.

Waiver of Withdrawal Charges    When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract. You may not make Purchase Payments after we are given proof of a terminal illness or confinement.

A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a Variable Income Plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a Variable Income Plan which is not contingent on the payee’s life (i.e., Plan 1).

For Fixed Income Plans, the Contract provides for deduction of the withdrawal charge when the Income Plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a Fixed Income Plan for a certain period of 12 years or more or any Fixed Income Plan which involves a life contingency if you select the plan after the Contract has been in force for at least one full year.

Withdrawal Charges and Our Distribution Expenses    The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.

Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts    See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.

Other Charges

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested.

Premium Taxes    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Prior Contracts

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000    During the period prior to March 31, 2000 and on or after March 31, 1995 we issued both front-load Contracts and back-load Contracts. For the front-load Contracts, the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Separate Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the back-load Contracts, there is a surrender charge of 8% on the first $100,000 of Purchase Payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on Purchase Payments in excess of $1 million, based on total cumulative Purchase Payments paid under the Contract. The surrender charge applicable for each Purchase Payment reduces by 1% on each Contract anniversary. A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Contract Value on the last Contract anniversary. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Separate Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract Value is $25,000 or more. See “Appendix A—Accumulation Unit Values” for the applicable table.

Contracts Issued After December 16, 1981 and Prior to March 31, 1995    For Contracts issued prior to March 31, 1995 and after December 16, 1981, there is no front-end sales

Account B Prospectus

load but there is a surrender charge of 8% on the first $25,000 of Purchase Payments, 4% on the next $75,000, and 2% on Purchase Payments in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The surrender charge applicable for each Purchase Payment reduces by 1% on each Contract anniversary. A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Contract Value on the last Contract anniversary. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Separate Account. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. See “Appendix A—Accumulation Unit Values” for the applicable table.

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Separate Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See “Appendix A—Accumulation Unit Values” for the applicable table.

Certain Non-Tax Qualified Contracts    For non-tax qualified Contracts issued after December 16, 1981 and prior to May 1, 1983, Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Separate Account, which we may raise to a maximum annual rate of 1%.

Dividends for Contracts Issued Prior to March 31, 2000    During the year 2007 we are paying dividends on approximately 36% of the inforce variable annuity contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000, and over three-fourths of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2007 represents about 0.60% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.75%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as Net Purchase Payments under the Contract.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.	Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2.	Roth IRAs pursuant to the provisions of Section 408A of the Code.

3.	Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4.	Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5.	Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination or death benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contracts

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. The changes to the contribution limits and to

Account B Prospectus

the withdrawal and portability restrictions on qualified plans were made permanent by the Pension Protection Act of 2006, enacted on August 17, 2006.

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $4,000 for 2007 and $5,000 in 2008 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $50,000—$60,000 for single filers and between $75,000—$85,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $150,000—$160,000. After 2006, federal income tax refunds can be directly deposited into an IRA, subject to contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred Annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. Beginning in 2007, a nonspouse beneficiary of the deceased owner’s IRA, tax-deferred annuity or qualified plan may also roll over the proceeds to an inherited IRA in a trustee to trustee transfer, subject to annual minimum required distribution rules.

An IRA is nonforfeitable and generally cannot be transferred.

SEP    An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee’s compensation up to $225,000 (indexed for 2007) or $45,000 (indexed for 2007). In a SEP that permits employee contributions, the employee is allowed to contribute up to $15,500 in 2007, indexed thereafter. Employees who are age 50 or over may also make a catch up contribution of $5,000 for 2007, indexed thereafter. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA    A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $10,500 (indexed for 2007). The employer must contribute either a matching contribution of up to 3% of the employee’s compensation or non-elective contribution of 2% of the employee’s compensation up to $225,000 (indexed for 2007) for each employee. A catch up contribution of $2,500 for 2007 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $4,000 for year 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and, after 2007, employer plans may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty. Special valuation rules may apply to the conversion.

Tax Deferred Annuity    Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee’s account and the amount of your includible compensation for your most recent year of service:

Elective Deferrals Only:    If there are elective employee deferrals only, the limit is the lesser of two rules: (1) the lesser of 100% of the employee’s compensation up to $225,000 (indexed for 2007) or $45,000 (indexed for 2007) or (2) a flat dollar limit of $15,500 for 2007, indexed thereafter. Employees age 50 or over may make an additional catch up contribution of $5,000 for 2007 and the limit is indexed thereafter.

Nonelective Contributions Only:    If the only contributions are nonelective employer contributions, the maximum limit is the lesser of 100% of compensation up to $225,000 (indexed for 2007) or $45,000 (indexed for 2007).

Both Employee and Employer Contributions: Employers are allowed to match employee elective deferrals, including the catch up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions cannot exceed the lesser of 100% of compensation up to $225,000 (indexed for 2007) or $45,000 (indexed for 2007). Contributions and

Account B Prospectus

earnings thereon are not included in the employee’s gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1/2 except on account of severance of employment, death, disability or hardship (contributions only).

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

Section 457 Plan    A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees’ beneficiaries in a governmental plan and by the employer (subject to claims of the employer’s general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation up to $225,000 (indexed for 2007) or $15,500 for 2007 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $5,000 for 2007 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee’s gross income until they are paid or made available to the employee or the employee’s beneficiary or, in the case of a governmental plan, until they are paid.

Nontransferable Annuity    Nontransferable Annuity Contracts are Contracts held in a tax-qualified plan or trust and transferred to the employee on the employee’s separation from service or death or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or over the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable Annuities    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these Contracts will be taxable as ordinary income when received. However, in 2007, IRA owners who have attained age 70 1/2 may make distributions of up to $100,000 to qualified charities without including the amount in income.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, including hardship withdrawals and required minimum distributions, benefits from individual retirement annuities, SEPs, tax-deferred annuities, governmental Section 457 plans, and nontransferable annuity contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Section 457 Plans may also be subject to special rules that limit distributions to separation from service, death, disability, or specified date or hardship. Violation of these rules will result in current taxation of the deferrals and earnings thereon plus a 20% penalty.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1/2, made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

Account B Prospectus

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts    Benefits received as Annuity Payments from non-tax qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other Annuity Contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 24 months after partial exchanges may be subject to special tax rules. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as Annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities:    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the Owner and an assumed beneficiary who is ten years younger. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 or retires, if later.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:    A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:    If the Owner dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

Spousal Exceptions:    If the Owner’s spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1/2. Alternatively, the spouse may roll over the spouse’s interest in the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

2. Roth IRAs:    The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

Account B Prospectus

3. Nonqualified Contracts:    The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and the surviving spouse is not required to take any distributions during her lifetime.

Mandatory Withholding    Generally, benefit payments from tax-deferred annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% withholding unless the payments are rolled over directly to a traditional IRA or to an “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a plan qualified under Section 401(a) of the Internal Revenue Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, or are “required minimum distributions” because these payments are not eligible to be rolled over.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate except that proportionate deductions are not made from a multi-year Guaranteed Account unless amounts in the other investment options are insufficient to cover the requested withdrawal. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; or (4) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (RMD)    For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Special Withdrawal Privilege    You can withdraw 10% of the Contract’s accumulation value without a surrender charge,

Account B Prospectus

if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time.

Only Contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps. The GIF 1 is ONLY available in the front-load design in the states of NJ, OR, UT, and WA. The GIF 1 is NOT available in either design in the state of MA or NY.

Owner Inquiries    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.nmfn.com) to access Fund performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Contract Owners may also transfer invested assets among Divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

Householding    To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses in the performance of the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

The Contracts are currently available exclusively through NMIS and our Financial Representatives, and cannot be held with or transferred to a representative registered with an unaffiliated broker-dealer.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. Certain of the Distributor's registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

The Separate Account    We established the NML Variable Annuity Account B (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

You may allocate the money you invest under your Contract among the variable and fixed options described elsewhere in this prospectus. Each variable option is a Division of the

Account B Prospectus

Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the Investment Company Act of 1940, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the Investment Company Act of 1940 or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the Investment Company Act of 1940 and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Terminal Illness Benefit    Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less.

Nursing Home Benefit    Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider).

The Terminal Illness and Nursing Home Benefits are not available in MA, NJ, and NY.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Each Owner or payee will receive periodic reports relating to the Portfolios, proxy material and a form with which to give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the Variable Income Plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a Variable Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a Variable Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior

Account B Prospectus

to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the New York Stock Exchange is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

For the back-load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. (See “Mortality Rate and Expense Risk Charges.”) The Contracts issued prior to March 31, 2000, do not include this conversion feature, and we currently pay dividends on some of those Contracts. (See “Dividends for Contracts Issued Prior to March 31, 2000.”)

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for front-load or back-load Contracts without paying a second charge for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

In general, amounts exchanged from a contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge is charged on premium payments and any appreciation attributable thereto) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). Fixed Annuity Contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Account B Prospectus

Table of Contents for Statement of Additional Information

Page
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-4
VALUATION OF ASSETS OF THE ACCOUNT	B-4

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W04SE

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account B to:

Name

Address

City                                                                                                                                  State                           Zip

Account B Prospectus

Appendix A—Accumulation Unit Values

The tables on the following pages present the Accumulation Unit Values for Contracts offered by means of this prospectus as well as Contracts no longer offered for sale. The Contracts no longer offered for sale are different in certain material respects from Contracts offered currently. The values shown below for back-load version Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the back-load version Contracts described in this prospectus. Accumulation Unit Values set forth below for front-load version Contracts issued on or after March 31, 2000 reflect the values of front-load version Accumulation Units as well as back-load version Class A Accumulation Units. Accumulation Unit Values set forth below for back-load version Contracts issued on or after March 31, 2000 reflect the values of back-load version Class B Accumulation Units. See “Application of Purchase Payments,” “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates” for additional information regarding Class A and Class B Accumulation Units under the back-load version Contracts.

Accumulation Unit Values

Contracts Issued on or After March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December 31
	2006	2005	2004	2003	2002	2001	2000
Small Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.292	$1.217	$1.100	$0.931	$0.703	$0.866	$0.904
Number of Units Outstanding	35,415,158	30,101,686	24,517,418	19,735,948	17,111,206	13,882,912	7,316,566
Back-Load Version Class B
Accumulation Unit Value	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945
Number of Units Outstanding	23,161,853	20,416,511	18,719,764	16,083,009	12,979,575	9,860,219	4,277,781
T. Rowe Price Small Cap Value Division
Front-Load Version and Back-Load Version Class A(b)
Accumulation Unit Value	$1.967	$1.696	$1.590	$1.283	$0.954	$1.015	—
Number of Units Outstanding	20,299,779	14,197,448	10,191,647	6,109,525	3,723,284	968,632	—
Back-Load Version Class B(b)
Accumulation Unit Value	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—
Number of Units Outstanding	25,148,640	19,703,866	16,176,274	11,021,518	6,524,843	1,214,673	—
Mid Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.873	$0.840	$0.795	$0.700	$0.564	$0.719	$0.902
Number of Units Outstanding	39,982,374	39,039,697	33,381,264	27,992,902	24,744,380	19,893,765	10,356,483
Back-Load Version Class B
Accumulation Unit Value	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692
Number of Units Outstanding	10,068,986	10,031,421	9,592,622	8,470,192	6,999,890	5,063,533	2,023,069
International Growth Division
Front-Load Version and Back-Load Version Class A(b)
Accumulation Unit Value	$1.873	$1.549	$1.319	$1.091	$0.789	$0.904	—
Number of Units Outstanding	23,425,596	16,536,974	8,521,806	4,570,532	2,244,917	501,875	—
Back-Load Version Class B(b)
Accumulation Unit Value	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—
Number of Units Outstanding	27,220,834	19,828,404	13,009,472	7,404,623	3,186,044	601,797	—
Franklin Templeton International Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.679	$1.289	$1.162	$0.979	$0.700	$0.852	$0.996
Number of Units Outstanding	67,876,758	49,598,537	33,306,605	22,004,368	16,906,871	13,406,091	5,686,115
Back-Load Version Class B
Accumulation Unit Value	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251
Number of Units Outstanding	34,179,224	25,910,156	20,065,529	14,221,114	10,599,030	6,860,629	2,537,947
AllianceBernstein Mid Cap Value Division
Front-Load Version and Back-Load Version Class A(a)
Accumulation Unit Value	$1.873	$1.644	$1.567	$1.327	—	—	—
Number of Units Outstanding	6,816,773	4,908,342	2,640,006	963,535	—	—	—
Back-Load Version Class B(a)
Accumulation Unit Value	$1.823	$1.612	$1.548	$1.321	—	—	—
Number of Units Outstanding	7,446,498	4,896,956	2,684,457	802,201	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investments was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000
Index 400 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.656	$1.512	$1.353	$1.169	$0.870	$1.024	$1.036
Number of Units Outstanding	27,815,668	25,993,210	22,283,625	18,361,848	15,676,867	11,324,256	4,843,932
Back-Load Version Class B
Accumulation Unit Value	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295
Number of Units Outstanding	36,837,204	34,052,444	31,408,005	26,857,445	20,322,215	13,127,356	4,692,710
Janus Capital Appreciation Division
Front-Load Version and Back-Load Version Class A(a)
Accumulation Unit Value	$1.729	$1.657	$1.423	$1.195	—	—	—
Number of Units Outstanding	11,850,394	6,925,251	1,559,586	518,814	—	—	—
Back-Load Version Class B(a)
Accumulation Unit Value	$1.682	$1.624	$1.405	$1.189	—	—	—
Number of Units Outstanding	13,462,586	9,031,039	2,269,975	704,647	—	—	—
Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.905	$0.830	$0.774	$0.730	$0.616	$0.783	$0.917
Number of Units Outstanding	46,700,545	39,674,024	35,020,959	30,217,066	25,303,120	17,374,417	8,814,919
Back-Load Version Class B
Accumulation Unit Value	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902
Number of Units Outstanding	20,009,379	18,419,410	17,211,320	15,099,499	12,076,113	8,560,047	3,640,112
Large Cap Core Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.925	$0.834	$0.773	$0.718	$0.582	$0.814	$0.887
Number of Units Outstanding	29,213,390	22,647,395	18,168,775	14,589,005	12,642,505	10,591,635	3,882,580
Back-Load Version Class B
Accumulation Unit Value	$2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323
Number of Units Outstanding	15,000,372	12,870,407	11,170,844	8,666,979	7,080,067	5,243,396	1,644,497
Capital Guardian Domestic Equity Division
Front-Load Version and Back-Load Version Class A(b)
Accumulation Unit Value	$1.483	$1.279	$1.189	$1.023	$0.765	$0.976	—
Number of Units Outstanding	45,349,697	29,643,557	16,304,992	9,477,867	5,903,229	1,363,585	—
Back-Load Version Class B(b)
Accumulation Unit Value	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—
Number of Units Outstanding	43,644,972	30,530,625	20,213,629	12,004,130	6,507,006	1,485,693	—
T. Rowe Price Equity Income Division
Front-Load Version and Back-Load Version Class A(a)
Accumulation Unit Value	$1.735	$1.464	$1.412	$1.232	—	—	—
Number of Units Outstanding	14,203,522	9,704,382	5,021,856	1,764,492	—	—	—
Back-Load Version Class B(a)
Accumulation Unit Value	$1.688	$1.435	$1.394	$1.226	—	—	—
Number of Units Outstanding	13,567,927	8,406,892	4,088,760	1,306,298	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000
Index 500 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.019	$0.886	$0.850	$0.772	$0.604	$0.779	$0.888
Number of Units Outstanding	90,982,275	77,651,428	61,872,226	47,611,354	37,988,421	29,925,056	15,753,049
Back-Load Version Class B
Accumulation Unit Value	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432
Number of Units Outstanding	28,368,952	24,291,066	21,293,958	17,486,511	12,797,034	8,434,994	3,225,796
Asset Allocation Division
Front-Load Version and Back-Load Version Class A(b)
Accumulation Unit Value	$1.335	$1.220	$1.146	$1.047	$0.872	$0.977	—
Number of Units Outstanding	35,603,213	31,535,608	24,763,452	14,610,795	8,284,846	1,018,582	—
Back-Load Version Class B(b)
Accumulation Unit Value	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—
Number of Units Outstanding	52,816,574	47,586,088	39,112,607	25,358,428	12,265,921	1,830,932	—
Balanced Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.232	$1.121	$1.087	$1.013	$0.863	$0.938	$0.973
Number of Units Outstanding	141,764,113	137,625,974	115,318,065	88,940,061	68,762,047	47,954,594	17,720,378
Back-Load Version Class B
Accumulation Unit Value	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368
Number of Units Outstanding	22,276,529	21,497,005	19,495,805	15,788,431	11,764,085	8,427,354	2,559,744
High Yield Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.544	$1.414	$1.402	$1.249	$0.973	$1.007	$0.963
Number of Units Outstanding	23,166,531	17,733,956	12,459,872	9,024,728	6,137,852	4,078,758	1,352,168
Back-Load Version Class B
Accumulation Unit Value	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432
Number of Units Outstanding	17,616,640	14,318,979	11,097,831	8,033,689	4,421,943	2,772,630	680,911
Select Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.518	$1.470	$1.446	$1.387	$1.321	$1.185	$1.079
Number of Units Outstanding	117,536,536	83,749,463	55,244,272	38,034,865	27,366,821	13,120,975	3,378,026
Back-Load Version Class B
Accumulation Unit Value	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615
Number of Units Outstanding	15,961,458	12,615,595	9,265,871	7,243,943	5,161,060	2,097,513	267,017
Money Market Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.187	$1.138	$1.110	$1.100	$1.092	$1.080	$1.044
Number of Units Outstanding	29,832,072	21,791,315	20,994,394	20,832,819	25,725,741	21,133,363	10,538,786
Back-Load Version Class B
Accumulation Unit Value	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655
Number of Units Outstanding	13,064,420	11,894,947	11,071,279	12,115,262	13,766,612	9,317,527	2,855,056

(b)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Front-Load Version and Back-Load Version Class A(a)
Accumulation Unit Value	$2.284	$2.042	$1.739	$1.402
Number of Units Outstanding	16,726,773	9,413,745	4,313,661	745,958
Back-Load Version Class B(a)
Accumulation Unit Value	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	19,211,410	11,269,182	5,622,571	1,627,553
(a) The initial investment was made on May 1, 2003. Russell Investment Funds
	December 31
	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.963	$0.859	$0.804	$0.736	$ 574	$0.751	$0.880
Number of Units Outstanding	54,471,464	41,347,076	29,717,223	19,067,020	13,019,470	9,523,304	3,416,461
Back-Load Version Class B
Accumulation Unit Value	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925
Number of Units Outstanding	48,317,973	40,125,402	31,971,252	22,289,607	14,503,579	9,084,152	3,280,473
Aggressive Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.455	$1.274	$1.204	$1.055	$0.728	$0.904	$0.930
Number of Units Outstanding	14,356,072	11,503,738	8,674,632	5,456,830	3,936,448	3,416,050	1,645,007
Back-Load Version Class B
Accumulation Unit Value	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079
Number of Units Outstanding	12,896,716	10,819,309	9,442,850	6,635,255	4,016,709	2,555,549	962,707
Non-U.S. Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.261	$1.025	$0.906	$0.770	$0.557	$0.660	$0.851
Number of Units Outstanding	38,406,866	26,778,925	17,253,283	9,842,979	7,745,475	6,652,947	3,081,050
Back-Load Version Class B
Accumulation Unit Value	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050
Number of Units Outstanding	30,937,978	24,144,865	17,207,967	10,707,186	7,623,045	4,874,145	2,125,848
Real Estate Securities
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$3.828	$2.832	$2.519	$1.877	$1.375	$1.331	$1.241
Number of Units Outstanding	22,134,829	17,288,696	12,229,738	7,967,258	6,056,265	3,359,466	970,869
Back-Load Version Class B
Accumulation Unit Value	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156
Number of Units Outstanding	29,853,034	25,024,611	20,379,598	13,868,204	9,469,037	4,572,402	889,886
Core Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.433	$1.389	$1.368	$1.314	$1.244	$1.149	$1.075
Number of Units Outstanding	41,460,777	28,397,468	17,182,654	9,361,016	7,159,196	4,757,265	1,207,021
Back-Load Version Class B
Accumulation Unit Value	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068
Number of Units Outstanding	35,795,917	26,986,904	18,499,979	11,676,257	7,728,642	4,018,947	1,018,885

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Small Cap Growth Stock Division
Front-Load Version(c)
Accumulation Unit Value	$2.835	$2.668	$2.409	$2.036	$1.536	$1.891	$1.973	$1.856	—	—
Number of Units Outstanding	8,072,585	9,280,531	10,258,189	11,600,061	12,239,721	15,922,457	16,125,306	5,929,217	—	—
Back-Load Version(c)
Accumulation Unit Value	$2.656	$2.521	$2.296	$1.957	$1.489	$1,848	$1.945	$1.846	—	—
Number of Units Outstanding	21,454,221	23,442,265	24,369,095	25,653,341	25,390,799	26,051,895	24,929,903	6,829,130	—	—
T. Rowe Price Small Cap Value Division
Front-Load Version(b)
Accumulation Unit Value	$1.978	$1.704	$1.596	$1.286	$0.955	$1.016	—	—	—	—
Number of Units Outstanding	6,840,738	6,915,845	6,574,927	5,733,203	4,920,040	1,493,941	—	—	—	—
Back-Load Version(b)
Accumulation Unit Value	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—	—	—	—
Number of Units Outstanding	15,926,790	15,290,065	13,638,862	10,683,810	8,559,526	2,002,419	—	—	—	—
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.740	$2.635	$2.492	$2.191	$1.764	$2.247	$2.815	$2.662	$1.859	$1.735
Number of Units Outstanding	19,964,909	23,528,621	26,953,401	30,456,618	33,977,551	39,698,939	43,573,219	38,181,332	38,301,039	30,869,455
Back-Load Version
Accumulation Unit Value	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692	$5.428	$3.808	$3.585
Number of Units Outstanding	34,261,732	39,052,013	43,360,087	46,941,627	49,785,661	54,333,105	55,934,656	50,370,063	50,240,828	42,824,318
International Growth Division
Front-Load Version(b)
Accumulation Unit Value	$1.883	$1.556	$1.324	$1.093	$0.790	$0.904	—	—	—	—
Number of Units Outstanding	6,121,418	5,170,392	3,439,029	2,420,702	1,817,763	893,244	—	—	—	—
Back-Load Version(b)
Accumulation Unit Value	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—	—	—	—
Number of Units Outstanding	15,891,893	12,046,151	7,118,190	4,200,021	2,169,803	477,797	—	—	—	—
Franklin Templeton International Equity Division
Front-Load Version
Accumulation Unit Value	$3.293	$2.526	$2.274	$1.913	$1.368	$1.663	$1.941	$1.964	$1.605	$1.537
Number of Units Outstanding	23,182,016	23,971,278	25,002,389	26,200,049	28,873,593	43,786,596	36,295,316	32,350,775	30,705,368	24,895,817
Back-Load Version
Accumulation Unit Value	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251	$2.298	$1.893	$1.829
Number of Units Outstanding	54,239,272	55,368,929	55,703.348	57,187,012	59,523,613	63,464,527	65,229,652	59,168,433	58,015,141	49,418,651
AllianceBernstein Mid Cap Value Division
Front-Load Version(a)
Accumulation Unit Value	$1.880	$1.649	$1.570	$1.328	—	—	—	—	—	—
Number of Units Outstanding	1,726,443	1,493,751	1,108.150	566,371	—	—	—	—	—	—
Back-Load Version(a)
Accumulation Unit Value	$1.823	$1.612	$1.548	$1.321	—	—	—	—	—	—
Number of Units Outstanding	4,517,590	3,773,073	2,379,792	914,679	—	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Index 400 Stock Division
Front-Load Version(c)
Accumulation Unit Value	$2.113	$1.928	$1.723	$1.488	$1.106	$1.300	$1.314	$1.125	—	—
Number of Units Outstanding	11,290,118	12,509,762	14,082,068	15,074,031	15,907,140	16,641,763	14,867,219	6,253,334	—	—
Back-Load Version(c)
Accumulation Unit Value	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295	$1.119	—	—
Number of Units Outstanding	30,217,700	32,424,068	33,815.800	33,698,201	32,533,243	27,948,785	22,152,604	7,576,930	—	—
Janus Capital Appreciation Division
Front-Load Version(a)
Accumulation Unit Value	$1.735	$1.661	$1.425	$1.196	—	—	—	—	—	—
Number of Units Outstanding	2,593,162	2,201,281	780,283	298,705	—	—	—	—	—	—
Back-Load Version(a)
Accumulation Unit Value	$1.682	$1.624	$1.405	$1.189	—	—	—	—	—	—
Number of Units Outstanding	8,522,880	6,089,877	1,386,151	612,139	—	—	—	—	—	—
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.794	$2.560	$2.387	$2.246	$1.896	$2.405	$2.815	$2.898	$2.375	$1.883
Number of Units Outstanding	15,924,282	18,117,289	20,677,902	23,255,037	25,488,985	30,387,726	33,453,807	29,613,096	20,435,890	12,915,731
Back-Load Version
Accumulation Unit Value	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902	$3.013	$2.491	$1.991
Number of Units Outstanding	41,412,188	47,037,380	52,297,802	56,586,944	59,194,944	63,541,355	65,153,124	58,030,851	43,931,364	30,083,122
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$2.363	$2.128	$1.970	$1.828	$1.480	$2.069	$2.253	$2.431	$2.271	$1.852
Number of Units Outstanding	13,913,425	15,804,032	18,168,256	20,623,381	23,652,881	29,263,116	32,089,215	34,268,909	28,665,538	19,189,183
Back-Load Version
Accumulation Unit Value	$2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323	$2.528	$2.382	$1.959
Number of Units Outstanding	41,252,993	46,115,298	50,391,072	54,319,174	57,393,540	65,286,277	67,399,622	69,825,444	60,018,961	43,671,623
Capital Guardian Domestic Equity Division
Front-Load Version(b)
Accumulation Unit Value	$1.491	$1.284	$1.193	$1.025	$0.766	$0.976	—	—	—	—
Number of Units Outstanding	12,985,147	11,450,604	9,423,819	7,381,826	5,595,838	1,938,379	—	—	—	—
Back-Load Version(b)
Accumulation Unit Value	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—	—	—	—
Number of Units Outstanding	27,904,343	22,639,272	17,956,749	13,170,129	9,478,669	2,435,683	—	—	—	—
T. Rowe Price Equity Income Division
Front-Load Version(a)
Accumulation Unit Value	$1.742	$1.468	$1.414	$1.233	—	—	—	—	—	—
Number of Units Outstanding	3,156,000	2,442,261	1,568,194	794,526	—	—	—	—	—	—
Back-Load Version(a)
Accumulation Unit Value	$1.688	$1.435	$1.394	$1.226	—	—	—	—	—	—
Number of Units Outstanding	8,981,205	6,905,173	4,292,221	1,741,960	—	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$3.281	$2.849	$2.731	$2.477	$1.936	$2.495	$2.843	$3.128	$2.597	$2.026
Number of Units Outstanding	31,587,151	36,385,293	41,727,776	46,362,562	51,158,950	59,351,073	65,635,496	64,985,029	49,367,899	32,584,892
Back-Load Version
Accumulation Unit Value	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432	$4.919	$4.037	$3.175
Number of Units Outstanding	63,143,296	70,634,909	77,595,842	82,632,130	86,075,344	93,733,031	97,164,361	93,536,733	74,933,584	53,900,586
Asset Allocation Division
Front-Load Version(b)
Accumulation Unit Value	$1.342	$1.226	$1.150	$1.050	$0.874	$0.977	—	—	—	—
Number of Units Outstanding	10,235,878	11,468,534	11,145,958	9,419,602	7,155,880	2,155,852	—	—	—	—
Back-Load Version(b)
Accumulation Unit Value	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—	—	—	—
Number of Units Outstanding	25,367,754	25,370,846	22,531,287	18,344,632	10,512,707	2,594,700	—	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$2.681	$2.438	$2.362	$2.198	$1.871	$2.031	$2.106	$2.118	$1.912	$1.615
Number of Units Outstanding	46,605,191	54,406,835	60,885,085	66,400,831	73,767,182	88,804,688	97,628,015	102,078,367	72,292,495	43,288,762
Back-Load Version
Accumulation Unit Value	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368	$7.473	$6.771	$5.768
Number of Units Outstanding	39,886,353	44,604,247	48,169,201	50,672,379	52,815,904	57,631,400	60,156,780	60,554,119	50,001,293	37,392,725
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$2.273	$2.079	$2.058	$1.833	$1.426	$1.474	$1.409	$1.483	$1.496	$1.530
Number of Units Outstanding	9,177,777	9,780,962	10,660,018	12,057,111	13,150,685	15,351,843	15,642,373	17,635,247	19,796,158	11,305,194
Back-Load Version
Accumulation Unit Value	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432	$1.520	$1.546	$1.595
Number of Units Outstanding	21,430,971	23,264,338	24,343,041	25,165,640	25,851,213	27,704,458	28,261,950	31,364,004	34,432,479	22,019,285
Select Bond Division
Front-Load Version
Accumulation Unit Value	$2.068	$2.001	$1.966	$1.884	$1.793	$1.606	$1.461	$1.331	$1.350	$1.266
Number of Units Outstanding	25,499,277	25,505,913	26,067,954	29,002,604	33,757,514	31,704,805	28,492,696	29,869,748	22,093,895	12,652,127
Back-Load Version
Accumulation Unit Value	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615	$6.996	$7.088	$6.703
Number of Units Outstanding	11,244,306	11,005,965	10,695,695	11,538,095	12,269,348	10,113,548	8,458,657	8,674,455	8,005,277	5,418,476
Money Market Division
Front-Load Version
Accumulation Unit Value	$1.525	$1.460	$1.423	$1.409	$1.397	$1.380	$1.333	$1.259	$1.203	$1.146
Number of Units Outstanding	16,466,468	14,678,477	15,028,450	21,077,095	42,940,997	38,574,176	58,572,481	57,765,350	27,165,662	16,238,723
Back-Load Version
Accumulation Unit Value	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655	$2.529	$2.431	$2.335
Number of Units Outstanding	14,880,737	14,378,705	16,070,503	21,524,948	27,441,083	25,637,013	20,230,487	30,818,748	22,512,853	14,615,063

(b)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Front-Load Version(a)
Accumulation Unit Value	$2.292	$2.047	$1.742	$1.403
Number of Units Outstanding	4,342,276	3,650,183	1,802,177	707,975
Back-Load Version(a)
Accumulation Unit Value	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	11,341,345	8,488,159	4,278,279	1,337,182
(a) The initial investment was made on May 1, 2003. Russell Investment Funds
	December 31
	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Front-Load Version(c)
Accumulation Unit Value	$1.032	$0.919	$0.860	$0.787	$0.613	$0.801	$0.938	$1.073
Number of Units Outstanding	18,420,538	18,470,307	19,989,061	20,288,317	20,046,435	23,334,172	25,693,117	14,702,392
Back-Load Version(c)
Accumulation Unit Value	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925	$1.067
Number of Units Outstanding	28,369,090	28,812,511	28,757,492	28,254,083	25,858,008	26,373,061	24,591,986	15,268,513
Aggressive Equity Division
Front-Load Version(c)
Accumulation Unit Value	$1.722	$1.506	$1.422	$1.244	$0.858	$1.064	$1.094	$1.106
Number of Units Outstanding	6,030,690	6,851,931	7,427,014	7,791,434	7,408,055	7,916,330	8,881,058	4,174,119
Back-Load Version(c)
Accumulation Unit Value	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079	$1.100
Number of Units Outstanding	9,935,839	10,065,437	10,794,558	10,081,792	8,902,496	8,918,984	8,228,003	4,192,812
Non-U.S. Division
Front-Load Version(c)
Accumulation Unit Value	$1.588	$1.289	$1.139	$0.966	$0.699	$0.827	$1.065	$1.250
Number of Units Outstanding	10,748,361	10,136,489	10,406,399	9,930,082	10,489,012	12,452,057	13,438,754	5,811,225
Back-Load Version(c)
Accumulation Unit Value	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050	$1.243
Number of Units Outstanding	18,696,512	16,336,791	15,446,920	13,585,020	12,428,512	12,691,490	11,778,072	4,937,116
Real Estate Securities Division
Front-Load Version(c)
Accumulation Unit Value	$3.637	$2.688	$2.389	$1.779	$1.302	$1.259	$1.172	$0.925
Number of Units Outstanding	7,721,455	7,881,345	7,812,702	7,182,463	7,294,758	6,200,817	5,029,444	2,828,333
Back-Load Version(c)
Accumulation Unit Value	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156	$0.920
Number of Units Outstanding	19,207,452	19,188,578	18,041,094	15,820,065	13,381,267	7,836,969	4,955,290	2,072,707
Core Bond Division
Front-Load Version(c)
Accumulation Unit Value	$1.453	$1.407	$1.384	$1.328	$1.256	$1.159	$1.083	$0.989
Number of Units Outstanding	9,297,246	8,882,719	8,824,119	8,808,106	9,417,461	10,026,718	9,765,167	5,501,177
Back-Load Version(c)
Accumulation Unit Value	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068	$0.983
Number of Units Outstanding	14,562,468	13,012,513	11,121,921	10,201,541	9,785,769	8,767,348	6,769,585	4,595,473

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Northwestern Mutual Series Fund, Inc.

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Small Cap Growth Stock Division
Accumulation Unit Value(c)	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945	$1.846	—	—
Number of Units Outstanding	23,863,756	26,492,552	27,674,537	29,757,334	30,160,090	33,098,672	34,272,180	13,315,327	—	—
T. Rowe Price Small Cap Value Division
Accumulation Unit Value(b)	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—	—	—	—
Number of Units Outstanding	23,566,103	22,651,663	21,144,174	18,087,716	13,871,365	2,822,064	—	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692	$5.428	$3.822	$3.598
Number of Units Outstanding	62,224,061	71,675,443	80,622,135	89,547,583	98,102,497	109,859,708	118,817,594	118,954,187	142,251,000	157,775,380
International Growth Division
Accumulation Unit Value(b)	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—	—	—	—
Number of Units Outstanding	22,376,705	17,034,183	10,789,833	6,595,124	3,340,865	562,207	—	—	—	—
Franklin Templeton International Equity Division
Accumulation Unit Value	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251	$2.298	$1.893	$1.829
Number of Units Outstanding	92,865,740	95,439,180	98,792,917	103,922,076	112,474,064	125,486,737	136,785,885	143,590,615	169,478,000	194,160,450
AllianceBernstein Mid Cap Value Division
Accumulation Unit Value(a)	$1.823	$1.612	$1.548	$1.321	—	—	—	—	—	—
Number of Units Outstanding	6,837,099	6,016,068	4,227,052	1,777,682	—	—	—	—	—	—
Index 400 Stock Division
Accumulation Unit Value(c)	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295	$1.119	—	—
Number of Units Outstanding	33,940,067	37,124,828	38,983,861	38,975,371	37,757,306	33,195,315	26,409,862	7,869,853	—	—
Janus Capital Appreciation Division
Accumulation Unit Value(a)	$1.682	$1.624	$1.405	$1.189	—	—	—	—	—	—
Number of Units Outstanding	11,044,692	7,261,050	2,343,718	1,018,422	—	—	—	—	—	—
Growth Stock Division
Accumulation Unit Value	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902	$3.013	$2.491	$1.991
Number of Units Outstanding	37,257,233	42,945,635	48,546,252	54,899,034	58,923,625	66,217,385	71,406,848	66,687,549	55,526,000	45,562,063

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Large Cap Core Stock Division
Accumulation Unit Value	$ 2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323	$2.528	$2.382	$1.959
Number of Units Outstanding	37,983,328	41,505,236	45,487,471	51,410,884	56,245,882	67,221,960	71,781,083	83,676,884	87,082,000	80,719,502
Capital Guardian Domestic Equity Division
Accumulation Unit Value(b)	$ 1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—	—	—	—
Number of Units Outstanding	40,931,538	34,860,517	27,247,625	20,936,464	15,367,555	2,631,660	—	—	—	—
T. Rowe Price Equity Income Division
Accumulation Unit Value(a)	$ 1.688	$1.435	$1.394	$1.226	—	—	—	—	—	—
Number of Units Outstanding	15,932,280	12,752,650	7,845,763	3,150,164	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$ 4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432	$4.919	$4.119	$3.240
Number of Units Outstanding	85,761,291	97,216,770	107,895,325	116,959,562	124,921,338	140,197,508	152,124,600	165,311,237	163,099,000	156,622,110
Asset Allocation Division
Accumulation Unit Value(b)	$ 1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—	—	—	—
Number of Units Outstanding	47,364,051	45,797,877	41,084,548	31,855,327	20,094,063	4,917,440	—	—	—	—
Balanced Division
Accumulation Unit Value	$ 8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368	$7.473	$6.805	$5.796
Number of Units Outstanding	161,708,513	177,505,772	191,592,109	204,665,975	217,113,399	237,544,475	253,369,070	281,204,060	303,184,000	315,853,927
High Yield Bond Division
Accumulation Unit Value	$ 2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432	$1.520	$1.546	$1.595
Number of Units Outstanding	19,116,823	19,826,412	20,061,980	20,664,086	18,690,912	20,388,323	20,853,325	25,579,785	32,974,000	28,965,737
Select Bond Division
Accumulation Unit Value	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615	$6.996	$7.157	$6.768
Number of Units Outstanding	18,012,194	17,240,836	16,400,162	17,983,611	20,033,605	16,893,081	14,469,582	17,090,593	19,458,000	18,885,862
Money Market Division
Accumulation Unit Value	$ 2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655	$2.529	$2.436	$2.340
Number of Units Outstanding	31,260,090	27,919,836	30,366,614	37,795,665	49,898,646	48,197,528	38,915,842	52,168,990	46,757,000	33,000,108

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Accumulation Unit Value(a)	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	16,882,736	13,056,210	6,684,332	2,590,329
(a) The initial investment was made on May 1, 2003. Russell Investment Funds
	December 31
	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Accumulation Unit Value(c)	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925	$1.067
Number of Units Outstanding	27,907,794	26,358,967	26,557,419	23,379,383	22,003,517	23,789,522	22,597,286	14,784,953
Aggressive Equity Division
Accumulation Unit Value(c)	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079	$1.100
Number of Units Outstanding	13,343,055	12,818,269	13,767,174	12,920,683	9,413,073	9,889,843	10,041,175	6,268,375
Non-U.S. Division
Accumulation Unit Value(c)	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050	$1.243
Number of Units Outstanding	22,678,222	18,647,220	16,878,528	14,034,395	13,476,704	13,605,076	14,090,409	7,403,677
Real Estate Securities Division
Accumulation Unit Value(c)	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156	$0.920
Number of Units Outstanding	25,441,363	24,169,371	23,286,251	19,386,720	16,346,912	9,256,072	5,199,881	2,245,122
Core Bond Division
Accumulation Unit Value(c)	$1.362	$1.329	$1.319	$1.277	$1.218	$1.134	$1.068	$0.983
Number of Units Outstanding	17,939,708	15,507,401	12,950,950	11,930,275	10,480,759	7,626,070	4,950,184	3,415,035

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981

Northwestern Mutual Series Fund, Inc.

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Small Cap Growth Stock Division
Accumulation Unit Value(c)	$ 2.760	$ 2.607	$ 2.362	$ 2.003	$ 1.517	$1.873	$1.961	$1.852	—	—
Number of Units Outstanding	296,466	270,687	287,684	262,401	312,568	380,998	403,484	215,103	—	—
T. Rowe Price Small Cap Value Division
Accumulation Unit Value(b)	$ 1.941	$ 1.678	$ 1.577	$ 1.275	$ 0.951	$1.014	—	—	—	—
Number of Units Outstanding	299,368	236,440	282,499	316,276	185,108	—	—	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$ 5.706	$ 5.506	$ 5.227	$ 4.611	$ 3.725	$4.760	$5.986	$5.680	$3.980	$3.728
Number of Units Outstanding	421,373	568,879	671,433	742,127	801,249	947,094	1,013,120	987,587	1,033,099	1,476,370
International Growth Division
Accumulation Unit Value(b)	$ 1.848	$ 1.532	$ 1.308	$ 1.084	$ 0.786	$0.903	—	—	—	—
Number of Units Outstanding	285,651	121,597	171,949	76,331	16,888	—	—	—	—	—
Franklin Templeton International Equity Division
Accumulation Unit Value	$ 3.887	$ 2.992	$ 2.703	$ 2.282	$ 1.637	$1.997	$2.339	$2.376	$1.947	$1.872
Number of Units Outstanding	1,023,722	974,637	1,040,750	1,034,947	1,093,077	1,273,380	1,337,231	1,529,763	1,521,122	2,125,863
AllianceBernstein Mid Cap Value Division
Accumulation Unit Value(a)	$ 1.856	$ 1.633	$ 1.561	$ 1.325	—	—	—	—	—	—
Number of Units Outstanding	73,272	66,515	37,139	24,525	—	—	—	—	—	—
Index 400 Stock Division
Accumulation Unit Value(c)	$ 2.058	$ 1.884	$ 1.689	$ 1.464	$ 1.092	$1.288	$1.306	$1.123	—	—
Number of Units Outstanding	443,155	571,158	512,107	469,538	505,240	477,933	361,009	67,233	—	—
Janus Capital Appreciation Division
Accumulation Unit Value(a)	$ 1.713	$ 1.646	$ 1.417	$ 1.193	—	—	—	—	—	—
Number of Units Outstanding	101,025	43,022	13,012	8,285	—	—	—	—	—	—
Growth Stock Division
Accumulation Unit Value	$ 2.917	$ 2.682	$ 2.509	$ 2.369	$ 2.007	$2.554	$3.000	$3.100	$2.549	$2.027
Number of Units Outstanding	364,773	454,704	484,126	594,959	516,914	656,290	677,369	595,016	334,810	263,014
Large Cap Core Stock Division
Accumulation Unit Value	$ 2.467	$ 2.229	$ 2.071	$ 1.929	$ 1.567	$2.198	$2.402	$2.601	$2.438	$1.995
Number of Units Outstanding	261,735	374,365	467,642	408,926	427,477	543,635	566,163	645,397	433,265	551,213
Capital Guardian Domestic Equity Division
Accumulation Unit Value(b)	$ 1.463	$ 1.265	$ 1.179	$ 1.017	$ 0.762	$0.976	—	—	—	—
Number of Units Outstanding	594,970	371,732	337,931	292,728	255,652	—	—	—	—	—
T. Rowe Price Equity Income Division
Accumulation Unit Value(a)	$ 1.720	$ 1.454	$ 1.406	$ 1.230	—	—	—	—	—	—
Number of Units Outstanding	204,867	276,998	277,502	67,139	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$ 5.269	$ 4.591	$ 4.417	$ 4.020	$ 3.153	$4.077	$4.661	$5.147	$4.289	$3.357
Number of Units Outstanding	5,337,076	6,058,003	6,906,397	7,432,375	7,721,073	8,786,560	9,313,735	9,855,509	10,167,099	11,228,774
Asset Allocation Division
Accumulation Unit Value(b)	$ 1.317	$ 1.207	$ 1.137	$ 1.041	$ 0.869	$0.976	—	—	—	—
Number of Units Outstanding	472,247	615,379	294,535	287,438	296,634	6,089	—	—	—	—
Balanced Division
Accumulation Unit Value	$10.101	$ 9.217	$ 8.963	$ 8.370	$ 7.147	$7.788	$8.102	$8.176	$7.408	$6.278
Number of Units Outstanding	2,583,762	2,894,206	3,202,135	3,376,987	3,566,290	4,202,216	4,691,117	5,215,538	3,072,434	6,272,328
High Yield Bond Division
Accumulation Unit Value	$ 2.338	$ 2.146	$ 2.132	$ 1.905	$ 1.487	$1.543	$1.480	$1.563	$1.582	$1.624
Number of Units Outstanding	158,076	126,518	133,178	129,698	121,683	88,091	110,541	128,688	139,262	251,003
Select Bond Division
Accumulation Unit Value	$11.608	$11.273	$11.111	$10.688	$10.207	$9.175	$8.376	$7.657	$7.794	$7.334
Number of Units Outstanding	453,777	502,702	539,744	609,489	663,785	684,173	744,251	843,819	956,838	1,078,985
Money Market Division
Accumulation Unit Value	$ 3.269	$ 3.141	$ 3.073	$ 3.052	$ 3.038	$3.011	$2.919	$2.767	$2.652	$2.535
Number of Units Outstanding	263,697	316,335	399,612	416,901	730,638	1,043,992	1,001,631	1,359,352	1,060,152	997,887

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Accumulation Unit Value(a)	$2.263	$2.029	$1.732	$1.400
Number of Units Outstanding	208,473	109,634	108,320	68,513
(a) The initial investment was made on May 1, 2003. Russell Investment Funds
	December 31
	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Accumulation Unit Value(c)	$1.005	$0.898	$0.844	$0.774	$0.605	$0.794	$0.932	$1.071
Number of Units Outstanding	568,621	270,330	282,814	321,409	274,017	271,869	147,669	244,293
Aggressive Equity Division
Accumulation Unit Value(c)	$1.677	$1.472	$1.394	$1.224	$0.847	$1.054	$1.088	$1.104
Number of Units Outstanding	210,950	95,467	101,400	122,192	168,449	153,998	231,115	107,734
Non-U.S. Division
Accumulation Unit Value(c)	$1.546	$1.260	$1.117	$0.951	$0.690	$0.820	$1.059	$1.247
Number of Units Outstanding	266,274	126,906	96,390	111,953	100,239	114,897	94,720	34,751
Real Estate Securities Division
Accumulation Unit Value(c)	$3.542	$2.627	$2.343	$1.750	$1.285	$1.247	$1.165	$0.923
Number of Units Outstanding	379,773	290,249	306,767	235,279	185,154	28,139	6,452	2.135
Core Bond Division
Accumulation Unit Value(c)	$1.415	$1.374	$1.357	$1.307	$1.240	$1.148	$1.077	$0.986
Number of Units Outstanding	178,283	80,834	38,272	5,724	24,997	10,497	2,034	2,029

(c)	The initial investment was made on April 30, 1999.

Account B Prospectus

The Northwestern Mutual
Life Insurance Company - Milwaukee, WI
www.northwesternmutual.com

90-1773 (0386) (REV 0407)

Northwestern Mutual®

PO BOX 3095
MILWAUKEE WI 53201-3095

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

FLEXIBLE PAYMENT VARIABLE ANNUITY

An individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Nontax-Qualified Annuities

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

288568

DISTRIBUTION OF THE CONTRACTS

The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”).

NMIS is considered the underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2006	$41,642,588
2005	$34,762,961
2004	$29,827,016

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000

(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000

(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000

(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35

(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50

(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000

(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as a tax-deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1954, as amended (the “Code”) cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT B

Financial Statements for Period Ending

December 31, 2006

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Division	Aggressive Growth Stock Division	International Growth Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$257,102	$182,488	$660,040	$181,613
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	10	4	18	7

Total Assets	257,112	182,492	660,058	181,620

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	58	—	1
Due to Participants	658	435	754	142

Total Liabilities	658	493	754	143

Total Net Assets	$256,454	$181,999	$659,304	$181,477

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$818	$581	$2,404	$528
Annuity Reserves	—	—	143	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	63,388	44,522	327,605	40,239
Annuity Reserves	673	293	2,662	304
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	22,883	13,530	54,700	11,524
Annuity Reserves	266	202	363	222
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	56,988	30,090	180,386	28,577
Annuity Reserves	495	119	935	292
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	40,641	36,042	27,340	38,739
Annuity Reserves	467	629	220	1,752
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	5,108	3,895	7,549	5,128
Class B Accumulation Units (9)	61,524	47,512	53,013	48,949
Annuity Reserves	263	181	172	432
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	2,940	4,403	1,812	4,791
Annuity Reserves	—	—	—	—

Total Net Assets	$256,454	$181,999	$659,304	$181,477

(1) Investments, at Cost	$218,851	$140,131	$780,339	$141,588
(2) Shares Outstanding	107,890	99,286	196,090	102,838
(3) Accumulation Unit Value	$2.760177	$1.941104	$5.705905	$1.847573
Units Outstanding	296	299	421	286
(4) Accumulation Unit Value	$2.656257	$1.889257	$5.264930	$1.798235
Units Outstanding	23,864	23,566	62,224	22,377
(5) Accumulation Unit Value	$2.834618	$1.977881	$2.739811	$1.882605
Units Outstanding	8,073	6,841	19,965	6,121
(6) Accumulation Unit Value	$2.656257	$1.889257	$5.264930	$1.798235
Units Outstanding	21,454	15,927	34,262	15,892
(7) Accumulation Unit Value	$1.291778	$1.967343	$0.872601	$1.872582
Units Outstanding	31,461	18,320	31,331	20,687
(8) Accumulation Unit Value	$1.291778	$1.967343	$0.872601	$1.872582
Units Outstanding	3,954	1,980	8,651	2,738
(9) Accumulation Unit Value	$2.656257	$1.889257	$5.264930	$1.798235
Units Outstanding	23,162	25,149	10,069	27,221
(10) Accumulation Unit Value	$1.269179	$1.983334	$0.896717	$1.887847
Units Outstanding	2,317	2,220	2,021	2,538

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division	Janus Capital Appreciation Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$871,130	$52,506	$278,005	$84,279
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	15	—	4	7

Total Assets	871,145	52,506	278,009	84,286

Liabilities:
Due to Northwestern Mutual Life Insurance Company	5	1	—	—
Due to Participants	1,336	36	619	30

Total Liabilities	1,341	37	619	30

Total Net Assets	$869,804	$52,469	$277,390	$84,256

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$3,979	$136	$912	$173
Annuity Reserves	336	—	43	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	337,132	12,461	67,215	18,578
Annuity Reserves	2,830	142	524	89
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	76,341	3,246	23,860	4,499
Annuity Reserves	885	1	426	54
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	196,906	8,234	59,843	14,336
Annuity Reserves	1,126	38	344	348
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	102,891	11,992	39,347	19,001
Annuity Reserves	2,222	109	794	177
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	11,095	778	6,719	1,486
Class B Accumulation Units (9)	124,081	13,572	72,952	22,645
Annuity Reserves	492	20	608	88
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	9,488	1,740	3,803	2,782
Annuity Reserves	—	—	—	—

Total Net Assets	$869,804	$52,469	$277,390	$84,256

(1) Investments, at Cost	$532,636	$50,432	$219,513	$82,106
(2) Shares Outstanding	373,555	34,385	175,287	52,088
(3) Accumulation Unit Value	$3.887138	$1.856287	$2.057866	$1.713178
Units Outstanding	1,024	73	443	101
(4) Accumulation Unit Value	$3.630318	$1.822606	$1.980401	$1.682068
Units Outstanding	92,866	6,837	33,940	11,045
(5) Accumulation Unit Value	$3.293112	$1.880037	$2.113326	$1.735075
Units Outstanding	23,182	1,726	11,290	2,593
(6) Accumulation Unit Value	$3.630318	$1.822606	$1.980401	$1.682068
Units Outstanding	54,239	4,518	30,218	8,523
(7) Accumulation Unit Value	$1.679316	$1.873258	$1.656125	$1.728800
Units Outstanding	61,270	6,401	23,759	10,991
(8) Accumulation Unit Value	$1.679316	$1.873258	$1.656125	$1.728800
Units Outstanding	6,607	415	4,057	860
(9) Accumulation Unit Value	$3.630318	$1.822606	$1.980401	$1.682068
Units Outstanding	34,179	7,446	36,837	13,463
(10) Accumulation Unit Value	$1.662262	$1.883538	$1.720014	$1.738315
Units Outstanding	5,708	924	2,211	1,600

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$365,595	$283,746	$261,305	$101,650
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	25	7	75	2

Total Assets	365,620	283,753	261,380	101,652

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	1	—	6
Due to Participants	985	816	310	143

Total Liabilities	987	817	310	149

Total Net Assets	$364,633	$282,936	$261,070	$101,503

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$1,064	$646	$871	$352
Annuity Reserves	2	64	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	101,998	87,957	58,292	26,901
Annuity Reserves	1,170	1,432	288	218
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	44,495	32,874	19,361	5,497
Annuity Reserves	430	651	527	208
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	113,373	95,529	39,740	15,164
Annuity Reserves	425	807	515	369
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	36,589	22,588	62,651	23,108
Annuity Reserves	196	163	2,205	1,775
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	5,670	4,433	4,606	1,541
Class B Accumulation Units (9)	54,779	34,736	62,157	22,909
Annuity Reserves	212	93	358	119
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	4,230	963	9,499	3,342
Annuity Reserves	—	—	—	—

Total Net Assets	$364,633	$282,936	$261,070	$101,503

(1) Investments, at Cost	$310,897	$278,493	$214,913	$91,562
(2) Shares Outstanding	159,023	210,494	200,080	66,568
(3) Accumulation Unit Value	$2.916699	$2.467131	$1.463246	$1.719673
Units Outstanding	365	262	595	205
(4) Accumulation Unit Value	$2.737665	$2.315687	$1.424141	$1.688469
Units Outstanding	37,257	37,983	40,932	15,932
(5) Accumulation Unit Value	$2.794183	$2.362727	$1.491004	$1.741656
Units Outstanding	15,924	13,913	12,985	3,156
(6) Accumulation Unit Value	$2.737665	$2.315687	$1.424141	$1.688469
Units Outstanding	41,412	41,253	27,904	8,981
(7) Accumulation Unit Value	$0.904890	$0.924940	$1.483070	$1.735390
Units Outstanding	40,435	24,421	42,244	13,316
(8) Accumulation Unit Value	$0.904890	$0.924940	$1.483070	$1.735390
Units Outstanding	6,265	4,792	3,106	888
(9) Accumulation Unit Value	$2.737665	$2.315687	$1.424141	$1.688469
Units Outstanding	20,009	15,000	43,645	13,568
(10) Accumulation Unit Value	$0.931362	$0.990903	$1.495151	$1.744928
Units Outstanding	4,542	972	6,354	1,915

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Index 500 Stock Division	Asset Allocation Division	Balanced Division	High Yield Bond Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$1,103,854	$233,132	$2,386,439	$195,408
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	29	10	891	4

Total Assets	1,103,883	233,142	2,387,330	195,412

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	727	—
Due to Participants	1,147	174	6,270	333

Total Liabilities	1,147	174	6,997	333

Total Net Assets	$1,102,736	$232,968	$2,380,333	$195,079

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$28,119	$622	$26,099	$370
Annuity Reserves	683	23	1,546	11
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	416,954	60,701	1,441,614	41,956
Annuity Reserves	5,198	1,869	29,655	727
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	103,627	13,734	124,937	20,858
Annuity Reserves	2,008	930	4,123	593
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	306,990	32,511	355,583	47,035
Annuity Reserves	2,084	593	6,891	404
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	77,880	43,209	137,781	32,684
Annuity Reserves	457	2,028	7,070	203
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	14,862	4,306	36,802	3,096
Class B Accumulation Units (9)	137,924	67,689	198,593	38,664
Annuity Reserves	399	1,120	4,863	276
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	5,551	3,379	4,776	8,202
Annuity Reserves	—	254	—	—

Total Net Assets	$1,102,736	$232,968	$2,380,333	$195,079

(1) Investments, at Cost	$839,968	$198,421	$2,033,081	$191,806
(2) Shares Outstanding	338,605	190,936	1,209,548	266,223
(3) Accumulation Unit Value	$5.268640	$1.316744	$10.101237	$2.338260
Units Outstanding	5,337	472	2,584	158
(4) Accumulation Unit Value	$4.861802	$1.281584	$8.914893	$2.194730
Units Outstanding	85,761	47,364	161,709	19,117
(5) Accumulation Unit Value	$3.280666	$1.341715	$2.680756	$2.272638
Units Outstanding	31,587	10,236	46,605	9,178
(6) Accumulation Unit Value	$4.861802	$1.281584	$8.914893	$2.194730
Units Outstanding	63,143	25,368	39,886	21,431
(7) Accumulation Unit Value	$1.019334	$1.334588	$1.231506	$1.544440
Units Outstanding	76,402	32,376	111,880	21,162
(8) Accumulation Unit Value	$1.019334	$1.334588	$1.231506	$1.544440
Units Outstanding	14,580	3,227	29,884	2,004
(9) Accumulation Unit Value	$4.861802	$1.281584	$8.914893	$2.194730
Units Outstanding	28,369	52,817	22,277	17,617
(10) Accumulation Unit Value	$1.058385	$1.345472	$1.251906	$1.558583
Units Outstanding	5,245	2,512	3,815	5,262

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$745,348	$237,317	$—	$—
Fidelity Variable Insurance Products Fund III	—	—	159,092	—
Russell Investment Funds	—	—	—	182,377
Due from Northwestern Mutual Life Insurance Company	22	12	6	2

Total Assets	745,370	237,329	159,098	182,379

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—
Due to Participants	1,188	557	203	96

Total Liabilities	1,188	557	203	96

Total Net Assets	$744,182	$236,772	$158,895	$182,283

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$5,267	$862	$472	$572
Annuity Reserves	362	49	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	184,475	90,185	37,515	26,998
Annuity Reserves	2,141	673	191	279
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	52,726	25,103	9,953	19,017
Annuity Reserves	1,793	96	110	167
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	115,161	42,931	25,202	27,445
Annuity Reserves	911	190	342	270
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	163,412	31,150	36,175	49,652
Annuity Reserves	1,684	42	368	410
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	14,973	4,264	2,026	2,815
Class B Accumulation Units (9)	163,472	37,691	42,690	46,744
Annuity Reserves	1,533	308	606	655
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	36,272	3,228	3,245	7,195
Annuity Reserves	—	—	—	64

Total Net Assets	$744,182	$236,772	$158,895	$182,283

(1) Investments, at Cost	$747,433	$237,317	$147,085	$152,445
(2) Shares Outstanding	621,123	237,317	4,645	12,216
(3) Accumulation Unit Value	$11.608006	$3.269294	$2.263218	$1.005263
Units Outstanding	454	264	208	569
(4) Accumulation Unit Value	$10.241683	$2.884986	$2.222115	$0.967415
Units Outstanding	18,012	31,260	16,883	27,908
(5) Accumulation Unit Value	$2.067761	$1.524518	$2.292138	$1.032365
Units Outstanding	25,499	16,466	4,342	18,421
(6) Accumulation Unit Value	$10.241683	$2.884986	$2.222115	$0.967415
Units Outstanding	11,244	14,881	11,341	28,369
(7) Accumulation Unit Value	$1.517705	$1.187096	$2.283878	$0.963199
Units Outstanding	107,671	26,240	15,839	51,549
(8) Accumulation Unit Value	$1.517705	$1.187096	$2.283878	$0.963199
Units Outstanding	9,866	3,592	887	2,923
(9) Accumulation Unit Value	$10.241683	$2.884986	$2.222115	$0.967415
Units Outstanding	15,961	13,064	19,211	48,318
(10) Accumulation Unit Value	$1.516531	$1.182475	$2.296424	$1.011417
Units Outstanding	23,918	2,730	1,413	7,114

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	93,320	182,920	381,715	179,244
Due from Northwestern Mutual Life Insurance Company	—	15	6	3

Total Assets	93,320	182,935	381,721	179,247

Liabilities:
Due to Northwestern Mutual Life Insurance Company	3	3	5	3
Due to Participants	25	243	350	228

Total Liabilities	28	246	355	231

Total Net Assets	$93,292	$182,689	$381,366	$179,016

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$354	$412	$1,345	$252
Annuity Reserves	—	—	331	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	21,531	33,746	86,712	24,429
Annuity Reserves	141	297	751	202
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	10,385	17,067	28,083	13,510
Annuity Reserves	74	92	725	263
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	16,033	27,821	65,465	19,830
Annuity Reserves	66	276	642	305
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	19,712	44,834	77,188	56,989
Annuity Reserves	203	397	811	889
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	1,181	3,580	7,533	2,428
Class B Accumulation Units (9)	20,811	46,037	101,748	48,744
Annuity Reserves	384	657	901	592
On or After June 30, 2000—Fee Based Version
Accumulation Units (10)	2,406	7,449	9,118	10,536
Annuity Reserves	11	24	13	47

Total Net Assets	$93,292	$182,689	$381,366	$179,016

(1) Investments, at Cost	$90,290	$134,106	$285,957	$183,020
(2) Shares Outstanding	6,458	12,187	17,887	17,677
(3) Accumulation Unit Value	$1.676822	$1.546238	$3.541612	$1.414960
Units Outstanding	211	266	380	178
(4) Accumulation Unit Value	$1.613684	$1.488032	$3.408298	$1.361728
Units Outstanding	13,343	22,678	25,441	17,940
(5) Accumulation Unit Value	$1.722029	$1.587886	$3.636975	$1.453107
Units Outstanding	6,031	10,748	7,721	9,297
(6) Accumulation Unit Value	$1.613684	$1.488032	$3.408298	$1.361728
Units Outstanding	9,936	18,697	19,207	14,562
(7) Accumulation Unit Value	$1.455332	$1.260557	$3.827505	$1.433104
Units Outstanding	13,545	35,567	20,167	39,766
(8) Accumulation Unit Value	$1.455332	$1.260557	$3.827505	$1.433104
Units Outstanding	811	2,840	1,968	1,694
(9) Accumulation Unit Value	$1.613684	$1.488032	$3.408298	$1.361728
Units Outstanding	12,897	30,938	29,853	35,796
(10) Accumulation Unit Value	$1.513536	$1.339553	$3.533780	$1.425011
Units Outstanding	1,589	5,561	2,580	7,393

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Stock Division	Aggressive Growth Stock Division	International Growth Division
Income:
Dividend income	$—	$373	$879	$296
Expenses:
Mortality and expense risk charges	2,631	1,580	7,891	1,447

Net investment income (loss)	(2,631)	(1,207)	(7,012)	(1,151)

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	5,895	4,359	(27,588)	5,864
Realized gain distributions	32,585	5,706	16,184	2,048

Realized gains (losses)	38,480	10,065	(11,404)	7,912

Change in unrealized appreciation (depreciation) of investments during the period	(22,489)	13,184	40,934	21,036

Net increase (decrease) in net assets resulting from operations	$13,360	$22,042	$22,518	$27,797

	Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division	Janus Capital Appreciation Division
Income:
Dividend income	$12,696	$565	$2,942	$312
Expenses:
Mortality and expense risk charges	7,840	427	2,818	683

Net investment income (loss)	4,856	138	124	(371)

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	14,380	702	7,550	1,891
Realized gain distributions	—	3,556	16,821	4,032

Realized gains (losses)	14,380	4,258	24,371	5,923

Change in unrealized appreciation (depreciation) of investments during the period	173,473	1,056	(1,658)	(2,205)

Net increase (decrease) in net assets resulting from operations	$192,709	$5,452	$22,837	$3,347

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division
Income:
Dividend income	$2,715	$2,928	$—	$1,447
Expenses:
Mortality and expense risk charges	3,743	2,922	2,009	753

Net investment income (loss)	(1,028)	6	(2,009)	694

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	3,490	(3,858)	2,341	1,734
Realized gain distributions	—	—	2,256	2,264

Realized gains (losses)	3,490	(3,858)	4,597	3,998

Change in unrealized appreciation (depreciation) of investments during the period	26,439	30,817	28,659	8,747

Net increase (decrease) in net assets resulting from operations	$28,901	$26,965	$31,247	$13,439

	Index 500 Stock Division	Asset Allocation Division	Balanced Division	High Yield Bond Division
Income:
Dividend income	$16,776	$3,958	$66,797	$11,890
Expenses:
Mortality and expense risk charges	11,397	2,196	26,562	1,773

Net investment income (loss)	5,379	1,762	40,235	10,117

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	30,058	5,275	34,375	(4,089)
Realized gain distributions	37,696	5,256	25,814	0

Realized gains (losses)	67,754	10,531	60,189	(4,089)

Change in unrealized appreciation (depreciation) of investments during the period	68,627	6,281	105,336	9,235

Net increase (decrease) in net assets resulting from operations	$141,760	$18,574	$205,760	$15,263

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division
Income:
Dividend income	$24,889	$10,555	$200	$1,506
Expenses:
Mortality and expense risk charges	6,515	2,291	1,319	1,452

Net investment income (loss)	18,374	8,264	(1,119)	54

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	(360)	—	3,339	(683)
Realized gain distributions	—	—	13,351	—

Realized gains (losses)	(360)	—	16,690	(683)

Change in unrealized appreciation (depreciation) of investments during the period	1,524	—	(3,217)	18,663

Net increase (decrease) in net assets resulting from operations	$19,538	$8,264	$12,354	$18,034

	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Income:
Dividend income	$170	$3,939	$6,304	$7,145
Expenses:
Mortality and expense risk charges	824	1,366	3,134	1,362

Net investment income (loss)	(654)	2,573	3,170	5,783

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	3,656	3,143	11,685	(73)
Realized gain distributions	11,615	3,516	26,919	—

Realized gains (losses)	15,271	6,659	38,604	(73)

Change in unrealized appreciation (depreciation) of investments during the period	(3,771)	20,930	51,269	(1,118)

Net increase (decrease) in net assets resulting from operations	$10,846	$30,162	$93,043	$4,592

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Small Cap Growth Stock Division		T. Rowe Price Small Cap Value Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(2,631)	$(2,361)	$(1,207)	$(841)
Net realized gains (losses)	38,480	7,037	10,065	7,002
Net change in unrealized appreciation (depreciation)	(22,489)	17,168	13,184	1,634

Net increase (decrease) in net assets resulting from operations	13,360	21,844	22,042	7,795

Contract Transactions:
Contract owners’ net payments	28,463	23,714	24,400	19,771
Annuity payments	(195)	(175)	(125)	(95)
Surrenders and other (net)	(17,997)	(15,020)	(9,097)	(6,896)
Transfers from other divisions or sponsor	181,068	140,187	157,557	106,923
Transfers to other divisions or sponsor	(191,920)	(144,364)	(147,934)	(101,013)

Net increase (decrease) in net assets resulting from contract transactions	(581)	4,342	24,801	18,690

Net increase (decrease) in net assets	12,779	26,186	46,843	26,485

Net Assets:
Beginning of period	243,675	217,489	135,156	108,671

End of period	$256,454	$243,675	$181,999	$135,156

Units issued during the period	108,295	90,063	102,740	82,916
Units redeemed during the period	(105,772)	(85,013)	(89,344)	(71,039)

Net units issued (redeemed) during period	2,523	5,050	13,396	11,877

	Aggressive Growth Stock Division		International Growth Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(7,012)	$(7,666)	$(1,151)	$219
Net realized gains (losses)	(11,404)	(34,090)	7,912	7,559
Net change in unrealized appreciation (depreciation)	40,934	74,075	21,036	6,289

Net increase (decrease) in net assets resulting from operations	22,518	32,319	27,797	14,067

Contract Transactions:
Contract owners’ net payments	30,246	32,180	30,063	20,802
Annuity payments	(575)	(581)	(156)	(55)
Surrenders and other (net)	(56,385)	(53,433)	(9,737)	(3,731)
Transfers from other divisions or sponsor	148,143	125,585	197,792	122,508
Transfers to other divisions or sponsor	(205,128)	(169,518)	(175,446)	(100,048)

Net increase (decrease) in net assets resulting from contract transactions	(83,699)	(65,767)	42,516	39,476

Net increase (decrease) in net assets	(61,181)	(33,448)	70,313	53,543

Net Assets:
Beginning of period	720,485	753,933	111,164	57,621

End of period	$659,304	$720,485	$181,477	$111,164

Units issued during the period	76,538	72,767	141,511	106,764
Units redeemed during the period	(93,346)	(83,211)	(116,415)	(78,100)

Net units issued (redeemed) during period	(16,808)	(10,444)	25,096	28,664

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Franklin Templeton International Equity Division		AllianceBernstein Mid Cap Value Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$4,856	$3,901	$138	$(95)
Net realized gains (losses)	14,380	8,157	4,258	2,136
Net change in unrealized appreciation (depreciation)	173,473	46,909	1,056	(498)

Net increase (decrease) in net assets resulting from operations	192,709	58,967	5,452	1,543

Contract Transactions:
Contract owners’ net payments	73,441	55,019	9,885	7,467
Annuity payments	(691)	(569)	(20)	(16)
Surrenders and other (net)	(50,611)	(39,214)	(3,285)	(1,684)
Transfers from other divisions or sponsor	458,616	275,016	58,638	37,069
Transfers to other divisions or sponsor	(438,007)	(265,367)	(53,420)	(29,818)

Net increase (decrease) in net assets resulting from contract transactions	42,748	24,885	11,798	13,018

Net increase (decrease) in net assets	235,457	83,852	17,250	14,561

Net Assets:
Beginning of period	634,347	550,495	35,219	20,658

End of period	$869,804	$634,347	$52,469	$35,219

Units issued during the period	233,422	171,119	40,272	29,302
Units redeemed during the period	(210,346)	(151,522)	(33,490)	(20,935)

Net units issued (redeemed) during period	23,076	19,597	6,782	8,367

	Index 400 Stock Division		Janus Capital Appreciation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$124	$(644)	$(371)	$(237)
Net realized gains (losses)	24,371	16,902	5,923	2,655
Net change in unrealized appreciation (depreciation)	(1,658)	9,816	(2,205)	2,819

Net increase (decrease) in net assets resulting from operations	22,837	26,074	3,347	5,237

Contract Transactions:
Contract owners’ net payments	24,908	23,756	19,423	11,826
Annuity payments	(336)	(270)	(43)	(9)
Surrenders and other (net)	(18,782)	(17,103)	(4,300)	(1,179)
Transfers from other divisions or sponsor	192,116	157,314	99,983	60,022
Transfers to other divisions or sponsor	(202,565)	(161,215)	(87,428)	(34,683)

Net increase (decrease) in net assets resulting from contract transactions	(4,659)	2,482	27,635	35,977

Net increase (decrease) in net assets	18,178	28,556	30,982	41,214

Net Assets:
Beginning of period	259,212	230,656	53,274	12,060

End of period	$277,390	$259,212	$84,256	$53,274

Units issued during the period	121,313	114,610	75,591	48,598
Units redeemed during the period	(123,368)	(112,595)	(58,793)	(24,755)

Net units issued (redeemed) during period	(2,055)	2,015	16,798	23,843

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Large Cap Core Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(1,028)	$(68)	$6	$578
Net realized gains (losses)	3,490	257	(3,858)	(6,706)
Net change in unrealized appreciation (depreciation)	26,439	22,281	30,817	24,757

Net increase (decrease) in net assets resulting from operations	28,901	22,470	26,965	18,629

Contract Transactions:
Contract owners’ net payments	26,907	24,496	21,004	18,206
Annuity payments	(309)	(329)	(516)	(517)
Surrenders and other (net)	(29,733)	(27,912)	(24,347)	(22,648)
Transfers from other divisions or sponsor	164,913	129,007	109,424	82,714
Transfers to other divisions or sponsor	(186,513)	(150,120)	(118,421)	(92,757)

Net increase (decrease) in net assets resulting from contract transactions	(24,735)	(24,858)	(12,856)	(15,002)

Net increase (decrease) in net assets	4,166	(2,388)	14,109	3,627

Net Assets:
Beginning of period	360,467	362,855	268,827	265,200

End of period	$364,633	$360,467	$282,936	$268,827

Units issued during the period	120,189	99,153	87,612	69,202
Units redeemed during the period	(124,557)	(105,289)	(89,215)	(73,591)

Net units issued (redeemed) during period	(4,368)	(6,136)	(1,603)	(4,389)

	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(2,009)	$1,323	$694	$422
Net realized gains (losses)	4,597	11,657	3,998	2,944
Net change in unrealized appreciation (depreciation)	28,659	(2,397)	8,747	(1,503)

Net increase (decrease) in net assets resulting from operations	31,247	10,583	13,439	1,863

Contract Transactions:
Contract owners’ net payments	45,623	32,315	17,246	13,347
Annuity payments	(203)	(111)	(151)	(58)
Surrenders and other (net)	(13,428)	(6,957)	(5,030)	(2,296)
Transfers from other divisions or sponsor	288,268	169,009	102,733	61,497
Transfers to other divisions or sponsor	(259,884)	(146,266)	(87,768)	(46,643)

Net increase (decrease) in net assets resulting from contract transactions	60,376	47,990	27,030	25,847

Net increase (decrease) in net assets	91,623	58,573	40,469	27,710

Net Assets:
Beginning of period	169,447	110,874	61,034	33,324

End of period	$261,070	$169,447	$101,503	$61,034

Units issued during the period	253,120	171,870	78,069	54,079
Units redeemed during the period	(209,704)	(131,513)	(61,834)	(35,858)

Net units issued (redeemed) during period	43,416	40,357	16,235	18,221

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Asset Allocation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$5,379	$6,699	$1,762	$727
Net realized gains (losses)	67,754	41,024	10,531	4,958
Net change in unrealized appreciation (depreciation)	68,627	(11,898)	6,281	5,295

Net increase (decrease) in net assets resulting from operations	141,760	35,825	18,574	10,980

Contract Transactions:
Contract owners’ net payments	71,197	65,245	26,912	26,146
Annuity payments	(1,604)	(1,512)	(651)	(383)
Surrenders and other (net)	(87,617)	(84,252)	(14,146)	(10,045)
Transfers from other divisions or sponsor	335,115	253,166	128,181	112,507
Transfers to other divisions or sponsor	(390,388)	(297,610)	(126,956)	(100,047)

Net increase (decrease) in net assets resulting from contract transactions	(73,297)	(64,963)	13,340	28,178

Net increase (decrease) in net assets	68,463	(29,138)	31,914	39,158

Net Assets:
Beginning of period	1,034,273	1,063,411	201,054	161,896

End of period	$1,102,736	$1,034,273	$232,968	$201,054

Units issued during the period	187,780	157,660	128,421	123,205
Units redeemed during the period	(195,163)	(161,116)	(118,824)	(98,990)

Net units issued (redeemed) during period	(7,383)	(3,456)	9,597	24,215

	Balanced Division		High Yield Bond Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$40,235	$35,725	$10,117	$9,128
Net realized gains (losses)	60,189	58,974	(4,089)	(3,385)
Net change in unrealized appreciation (depreciation)	105,336	(38,680)	9,235	(5,073)

Net increase (decrease) in net assets resulting from operations	205,760	56,019	15,263	670

Contract Transactions:
Contract owners’ net payments	113,606	127,823	23,100	21,652
Annuity payments	(6,332)	(6,379)	(274)	(295)
Surrenders and other (net)	(205,884)	(178,230)	(13,980)	(10,098)
Transfers from other divisions or sponsor	272,416	223,659	152,016	110,580
Transfers to other divisions or sponsor	(359,931)	(286,498)	(151,784)	(109,641)

Net increase (decrease) in net assets resulting from contract transactions	(186,125)	(119,625)	9,078	12,198

Net increase (decrease) in net assets	19,635	(63,606)	24,341	12,868

Net Assets:
Beginning of period	2,360,698	2,424,304	170,738	157,870

End of period	$2,380,333	$2,360,698	$195,079	$170,738

Units issued during the period	134,343	128,990	97,342	75,673
Units redeemed during the period	(157,905)	(127,412)	(91,194)	(67,344)

Net units issued (redeemed) during period	(23,562)	1,578	6,148	8,329

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Money Market Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$18,374	$13,969	$8,264	$3,860
Net realized gains (losses)	(360)	3,835	—	—
Net change in unrealized appreciation (depreciation)	1,524	(10,860)	—	—

Net increase (decrease) in net assets resulting from operations	19,538	6,944	8,264	3,860

Contract Transactions:
Contract owners’ net payments	114,300	103,935	73,512	63,517
Annuity payments	(988)	(945)	(353)	(241)
Surrenders and other (net)	(53,229)	(39,867)	(39,894)	(33,817)
Transfers from other divisions or sponsor	727,523	484,334	162,324	109,614
Transfers to other divisions or sponsor	(685,703)	(447,909)	(168,919)	(147,531)

Net increase (decrease) in net assets resulting from contract transactions	101,903	99,548	26,670	(8,458)

Net increase (decrease) in net assets	121,441	106,492	34,934	(4,598)

Net Assets:
Beginning of period	622,741	516,249	201,838	206,436

End of period	$744,182	$622,741	$236,772	$201,838

Units issued during the period	287,486	198,897	130,943	96,177
Units redeemed during the period	(243,575)	(156,095)	(115,353)	(98,675)

Net units issued (redeemed) during period	43,911	42,802	15,590	(2,498)

	Fidelity VIP Mid Cap Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(1,119)	$(656)	$54	$157
Net realized gains (losses)	16,690	2,821	(683)	(1,895)
Net change in unrealized appreciation (depreciation)	(3,217)	9,164	18,663	9,865

Net increase (decrease) in net assets resulting from operations	12,354	11,329	18,034	8,127

Contract Transactions:
Contract owners’ net payments	32,445	19,756	27,500	23,082
Annuity payments	(135)	(52)	(174)	(118)
Surrenders and other (net)	(7,811)	(3,051)	(9,326)	(8,389)
Transfers from other divisions or sponsor	162,694	88,372	232,800	167,823
Transfers to other divisions or sponsor	(136,120)	(60,940)	(227,702)	(166,471)

Net increase (decrease) in net assets resulting from contract transactions	51,073	44,085	23,098	15,927

Net increase (decrease) in net assets	63,427	55,414	41,132	24,054

Net Assets:
Beginning of period	95,468	40,054	141,151	117,097

End of period	$158,895	$95,468	$182,283	$141,151

Units issued during the period	91,738	60,044	292,614	232,611
Units redeemed during the period	(68,500)	(36,271)	(267,904)	(213,222)

Net units issued (redeemed) during period	23,238	23,773	24,710	19,389

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Russell Aggressive Equity Division		Russell Non- U.S. Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(654)	$(548)	$2,573	$633
Net realized gains (losses)	15,271	8,942	6,659	1,288
Net change in unrealized appreciation
(depreciation)	(3,771)	(4,617)	20,930	10,931

Net increase (decrease) in net assets resulting from operations	10,846	3,777	30,162	12,852

Contract Transactions:
Contract owners’ net payments	11,367	9,682	27,191	20,755
Annuity payments	(77)	(49)	(163)	(93)
Surrenders and other (net)	(4,835)	(4,277)	(8,672)	(5,711)
Transfers from other divisions or sponsor	103,297	66,263	215,639	132,065
Transfers to other divisions or sponsor	(102,355)	(69,202)	(199,070)	(126,663)

Net increase (decrease) in net assets resulting from contract transactions	7,397	2,417	34,925	20,353

Net increase (decrease) in net assets	18,243	6,194	65,087	33,205

Net Assets:
Beginning of period	75,049	68,855	117,602	84,397

End of period	$93,292	$75,049	$182,689	$117,602

Units issued during the period	78,663	59,046	197,325	149,092
Units redeemed during the period	(73,564)	(56,974)	(169,880)	(129,183)

Net units issued (redeemed) during period	5,099	2,072	27,445	19,909

	Russell Real Estate Securities Division		Russell Core Bond Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$3,170	$2,493	$5,783	$3,219
Net realized gains (losses)	38,604	28,654	(73)	1,183
Net change in unrealized appreciation
(depreciation)	51,269	(5,062)	(1,118)	(3,166)

Net increase (decrease) in net assets resulting from operations	93,043	26,085	4,592	1,236

Contract Transactions:
Contract owners’ net payments	45,138	36,674	34,843	30,615
Annuity payments	(376)	(263)	(217)	(155)
Surrenders and other (net)	(21,582)	(12,954)	(10,155)	(7,444)
Transfers from other divisions or sponsor	337,731	210,478	290,050	201,889
Transfers to other divisions or sponsor	(325,530)	(203,092)	(274,321)	(189,099)

Net increase (decrease) in net assets resulting from contract transactions	35,381	30,843	40,200	35,806

Net increase (decrease) in net assets	128,424	56,928	44,792	37,042

Net Assets:
Beginning of period	252,942	196,014	134,224	97,182

End of period	$381,366	$252,942	$179,016	$134,224

Units issued during the period	126,445	104,342	242,088	174,850
Units redeemed during the period	(115,031)	(91,815)	(213,446)	(148,563)

Net units issued (redeemed) during period	11,414	12,527	28,642	26,287

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

1.	Organization

NML Variable Annuity Account B (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable annuity contracts (“contracts”) for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

The shares are valued at the Funds’ offering and redemption prices per share. Transactions in Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners’ Net Payment in the accompanying financial statements.

Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985 and before January 1, 2002, annuity reserves are based on the 1983 Annuity Table a, adjusted with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 2002, annuity reserves are based on the 2000 Annuity Table with assumed interest rates of 3.5% or 5%.

Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2006 by each Division are shown as follows: (in thousands)

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

Division	Purchases	Sales
Small Cap Growth Stock	$63,559	$33,847
T. Rowe Price Small Cap Value	40,612	10,939
Aggressive Growth Stock	49,779	124,032
International Growth	56,819	13,292
Franklin Templeton International Equity	104,616	56,334
AllianceBernstein Mid Cap Value	19,262	3,778
Index 400 Stock	46,495	33,726
Janus Capital Appreciation	37,253	5,937
Growth Stock	31,607	56,878
Large Cap Core Stock	25,037	37,551
Capital Guardian Domestic Equity	79,437	18,748
T. Rowe Price Equity Income	37,717	7,582
Index 500 Stock	130,942	161,494
Asset Allocation	40,845	20,494
Balanced	220,639	338,333
High Yield Bond	36,664	17,319
Select Bond	182,344	62,133
Money Market	88,913	53,966
Fidelity VIP Mid Cap	73,473	10,054
Russell Multi-Style Equity	35,467	12,445
Russell Aggressive Equity	24,208	5,847
Russell Non-U.S.	52,263	11,169
Russell Real Estate Securities	90,375	24,837
Russell Core Bond	59,682	13,678

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.4% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% and 1.5% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.5% and 1.25%,

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the back-load version of the contract, the net assets may be subject to the deduction for the front-load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% and 1.5% annual rates for the Front Load version and the Back Load version, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after December 31, 2000, for the Fee Based version the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

5.	Financial Highlights

(for a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Small Cap Growth Stock
Year Ended 12/31/06	114,581	$1.269179	to	$2.834618	$256,454	0.00%	0.35%	to	1.25%	5.36%	to	6.31%
Year Ended 12/31/05	112,059	$1.193857	to	$2.667734	$243,675	0.00%	0.35%	to	1.25%	9.81%	to	10.79%
Year Ended 12/31/04	107,008	$1.077557	to	$2.409091	$217,489	0.00%	0.35%	to	1.25%	17.32%	to	18.38%
Year Ended 12/31/03	103,787	$0.910215	to	$2.035993	$184,346	0.00%	0.35%	to	1.25%	31.41%	to	32.59%
Year Ended 12/31/02	98,859	$0.686471	to	$1.536295	$134,868	0.16%	0.35%	to	1.25%	(19.44)%	to	(18.71)%
T. Rowe Price Small Cap Value
Year Ended 12/31/06	94,302	$1.889257	to	$1.983334	$181,999	0.23%	0.35%	to	1.25%	15.11%	to	16.15%
Year Ended 12/31/05	80,906	$1.641244	to	$1.707618	$135,156	0.31%	0.35%	to	1.25%	5.89%	to	6.84%
Year Ended 12/31/04	69,029	$1.549988	to	$1.598319	$108,671	0.21%	0.35%	to	1.25%	23.02%	to	24.13%
Year Ended 12/31/03	52,581	$1.259912	to	$1.287567	$67,333	0.00%	0.35%	to	1.25%	33.48%	to	34.68%
Year Ended 12/31/02	37,994	$0.943905	to	$0.956015	$36,313	0.67%	0.35%	to	1.25%	(6.75)%	to	(5.91)%
Aggressive Growth Stock
Year Ended 12/31/06	168,944	$0.872601	to	$5.705905	$659,304	0.13%	0.35%	to	1.25%	3.11%	to	4.04%
Year Ended 12/31/05	185,752	$0.839995	to	$5.506309	$720,485	0.05%	0.35%	to	1.25%	4.82%	to	5.77%
Year Ended 12/31/04	196,196	$0.795400	to	$5.226856	$753,933	0.00%	0.35%	to	1.25%	12.80%	to	13.82%
Year Ended 12/31/03	205,109	$0.699892	to	$4.610685	$721,071	0.00%	0.35%	to	1.25%	23.15%	to	24.26%
Year Ended 12/31/02	215,398	$0.564112	to	$3.725431	$624,719	0.10%	0.35%	to	1.25%	(22.13)%	to	(21.43)%
International Growth Stock
Year Ended 12/31/06	97,860	$1.798235	to	$1.887847	$181,477	0.20%	0.35%	to	1.25%	19.97%	to	21.05%
Year Ended 12/31/05	72,763	$1.498861	to	$1.559523	$111,164	1.24%	0.35%	to	1.25%	16.54%	to	17.59%
Year Ended 12/31/04	44,100	$1.286123	to	$1.326256	$57,621	0.78%	0.35%	to	1.25%	20.08%	to	21.17%
Year Ended 12/31/03	25,738	$1.071062	to	$1.094583	$27,995	0.99%	0.35%	to	1.25%	37.27%	to	38.50%
Year Ended 12/31/02	13,116	$0.780276	to	$0.790292	$10,427	0.72%	0.35%	to	1.25%	(13.42)%	to	(12.64)%
Franklin Templeton International Equity
Year Ended 12/31/06	279,075	$1.662262	to	$3.887138	$869,804	1.70%	0.35%	to	1.25%	29.28%	to	30.44%
Year Ended 12/31/05	255,999	$1.274348	to	$2.991857	$634,347	1.75%	0.35%	to	1.25%	10.14%	to	11.13%
Year Ended 12/31/04	236,402	$1.146710	to	$2.702895	$550,495	1.71%	0.35%	to	1.25%	17.85%	to	18.91%
Year Ended 12/31/03	226,444	$0.964341	to	$2.282107	$458,917	1.77%	0.35%	to	1.25%	38.72%	to	39.97%
Year Ended 12/31/02	230,493	$0.688942	to	$1.636881	$341,712	2.11%	0.35%	to	1.25%	(18.43)%	to	(17.69)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
AllianceBernstein Mid Cap Value (1)
Year Ended 12/31/06	28,340	$1.822606	to	$1.883538	$52,469	1.28%	0.35%	to	1.25%	13.08%	to	14.09%
Year Ended 12/31/05	21,558	$1.611849	to	$1.650893	$35,219	0.65%	0.35%	to	1.25%	4.15%	to	5.09%
Year Ended 12/31/04	13,191	$1.547558	to	$1.570931	$20,658	1.16%	0.35%	to	1.25%	17.19%	to	18.25%
Year Ended 12/31/03	5,221	$1.320512	to	$1.328448	$6,971	1.07%	0.35%	to	1.25%	32.05%	to	32.84%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Index 400 Stock
Year Ended 12/31/06	142,755	$1.656125	to	$2.113326	$277,390	1.07%	0.35%	to	1.25%	8.68%	to	9.66%
Year Ended 12/31/05	144,810	$1.512499	to	$1.928160	$259,212	0.77%	0.35%	to	1.25%	10.98%	to	11.98%
Year Ended 12/31/04	142,795	$1.352705	to	$1.722759	$230,656	0.67%	0.35%	to	1.25%	14.82%	to	15.86%
Year Ended 12/31/03	134,531	$1.169318	to	$1.487736	$189,955	0.72%	0.35%	to	1.25%	33.34%	to	34.54%
Year Ended 12/31/02	123,306	$0.870423	to	$1.106344	$130,775	0.81%	0.35%	to	1.25%	(15.60)%	to	(14.84)%
Janus Capital Appreciation (1)
Year Ended 12/31/06	49,176	$1.682068	to	$1.738315	$84,256	0.44%	0.35%	to	1.25%	3.58%	to	4.52%
Year Ended 12/31/05	32,378	$1.623859	to	$1.663190	$53,274	0.20%	0.35%	to	1.25%	15.55%	to	16.59%
Year Ended 12/31/04	8,535	$1.405312	to	$1.426538	$12,060	0.15%	0.35%	to	1.25%	18.19%	to	19.25%
Year Ended 12/31/03	3,252	$1.189063	to	$1.196213	$3,905	0.09%	0.35%	to	1.25%	18.91%	to	19.62%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Growth Stock
Year Ended 12/31/06	166,209	$0.904890	to	$2.916699	$364,633	0.76%	0.35%	to	1.25%	8.21%	to	9.19%
Year Ended 12/31/05	170,577	$0.829993	to	$2.681914	$360,468	1.05%	0.35%	to	1.25%	6.38%	to	7.34%
Year Ended 12/31/04	176,713	$0.774425	to	$2.508557	$362,855	0.69%	0.35%	to	1.25%	5.34%	to	6.30%
Year Ended 12/31/03	182,623	$0.729643	to	$2.369404	$365,546	0.81%	0.35%	to	1.25%	17.47%	to	18.53%
Year Ended 12/31/02	182,846	$0.616498	to	$2.006974	$318,513	1.16%	0.35%	to	1.25%	(21.81)%	to	(21.11)%
Large Cap Core Stock
Year Ended 12/31/06	138,596	$0.924940	to	$2.467131	$282,936	1.08%	0.35%	to	1.25%	10.12%	to	11.11%
Year Ended 12/31/05	140,199	$0.833720	to	$2.229337	$268,827	1.30%	0.35%	to	1.25%	7.12%	to	8.08%
Year Ended 12/31/04	144,588	$0.772557	to	$2.070897	$265,200	0.95%	0.35%	to	1.25%	6.82%	to	7.78%
Year Ended 12/31/03	151,008	$0.717843	to	$1.929029	$263,744	0.97%	0.35%	to	1.25%	22.51%	to	23.62%
Year Ended 12/31/02	158,551	$0.581563	to	$1.566688	$228,310	0.96%	0.35%	to	1.25%	(29.09)%	to	(28.45)%
Capital Guardian Domestic Equity
Year Ended 12/31/06	177,765	$1.424141	to	$1.495151	$261,070	0.00%	0.35%	to	1.25%	15.12%	to	16.16%
Year Ended 12/31/05	134,350	$1.237056	to	$1.287166	$169,447	1.91%	0.35%	to	1.25%	6.71%	to	7.67%
Year Ended 12/31/04	93,992	$1.159280	to	$1.195493	$110,874	1.61%	0.35%	to	1.25%	15.40%	to	16.44%
Year Ended 12/31/03	64,744	$1.004585	to	$1.026686	$66,014	1.86%	0.35%	to	1.25%	32.74%	to	33.94%
Year Ended 12/31/02	43,942	$0.756787	to	$0.766519	$33,924	1.62%	0.35%	to	1.25%	(22.22)%	to	(21.52)%
T. Rowe Price Equity Income (1)
Year Ended 12/31/06	57,961	$1.688469	to	$1.744928	$101,503	1.83%	0.35%	to	1.25%	17.68%	to	18.74%
Year Ended 12/31/05	41,726	$1.434821	to	$1.469591	$61,034	1.83%	0.35%	to	1.25%	2.90%	to	3.82%
Year Ended 12/31/04	23,505	$1.394433	to	$1.415494	$33,324	1.92%	0.35%	to	1.25%	13.73%	to	14.76%
Year Ended 12/31/03	8,977	$1.226098	to	$1.233470	$11,115	2.76%	0.35%	to	1.25%	22.61%	to	23.35%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Index 500 Stock
Year Ended 12/31/06	310,424	$1.019334	to	$5.268640	$1,102,736	1.60%	0.35%	to	1.25%	14.19%	to	15.22%
Year Ended 12/31/05	317,806	$0.886007	to	$4.590845	$1,034,273	1.75%	0.35%	to	1.25%	3.43%	to	4.36%
Year Ended 12/31/04	321,263	$0.850261	to	$4.416556	$1,063,411	1.34%	0.35%	to	1.25%	9.32%	to	10.31%
Year Ended 12/31/03	320,662	$0.771935	to	$4.019699	$1,012,662	1.47%	0.35%	to	1.25%	26.84%	to	27.99%
Year Ended 12/31/02	322,245	$0.604035	to	$3.153233	$822,199	1.38%	0.35%	to	1.25%	(23.04)%	to	(22.34)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Asset Allocation
Year Ended 12/31/06	174,372	$1.281584	to	$1.345472	$232,968	1.82%	0.35%	to	1.25%	8.56%	to	9.53%
Year Ended 12/31/05	164,774	$1.180583	to	$1.228390	$201,054	1.41%	0.35%	to	1.25%	5.67%	to	6.62%
Year Ended 12/31/04	140,560	$1.117219	to	$1.152100	$161,896	0.00%	0.35%	to	1.25%	8.65%	to	9.63%
Year Ended 12/31/03	101,195	$1.028260	to	$1.050858	$106,816	2.22%	0.35%	to	1.25%	19.13%	to	20.21%
Year Ended 12/31/02	60,034	$0.863125	to	$0.874209	$53,008	2.44%	0.35%	to	1.25%	(11.37)%	to	(10.57)%
Balanced
Year Ended 12/31/06	418,640	$1.231506	to	$10.101237	$2,380,333	2.86%	0.35%	to	1.25%	9.05%	to	10.03%
Year Ended 12/31/05	442,202	$1.120868	to	$9.216522	$2,360,699	2.66%	0.35%	to	1.25%	2.31%	to	3.23%
Year Ended 12/31/04	440,624	$1.087384	to	$8.963381	$2,424,304	2.54%	0.35%	to	1.25%	6.55%	to	7.52%
Year Ended 12/31/03	431,496	$1.012887	to	$8.370146	$2,351,789	3.21%	0.35%	to	1.25%	16.53%	to	17.58%
Year Ended 12/31/02	428,856	$0.862735	to	$7.147092	$2,085,446	3.85%	0.35%	to	1.25%	(8.68)%	to	(7.86)%
High Yield Bond
Year Ended 12/31/06	95,929	$1.544440	to	$2.338260	$195,079	6.57%	0.35%	to	1.25%	8.42%	to	9.39%
Year Ended 12/31/05	89,781	$1.413965	to	$2.146008	$170,738	6.58%	0.35%	to	1.25%	0.14%	to	1.03%
Year Ended 12/31/04	81,452	$1.401540	to	$2.132449	$157,870	6.88%	0.35%	to	1.25%	11.36%	to	12.37%
Year Ended 12/31/03	76,880	$1.249172	to	$1.905353	$135,623	0.21%	0.35%	to	1.25%	27.46%	to	28.61%
Year Ended 12/31/02	68,864	$0.972766	to	$1.487426	$96,705	10.35%	0.35%	to	1.25%	(4.10)%	to	(3.23)%
Select Bond
Year Ended 12/31/06	212,625	$1.516531	to	$11.608006	$744,182	3.66%	0.35%	to	1.25%	2.46%	to	3.38%
Year Ended 12/31/05	168,714	$1.466954	to	$11.273136	$622,741	3.42%	0.35%	to	1.25%	0.95%	to	1.86%
Year Ended 12/31/04	125,912	$1.440153	to	$11.111137	$516,249	4.04%	0.35%	to	1.25%	3.44%	to	4.38%
Year Ended 12/31/03	109,072	$1.379729	to	$10.687503	$480,227	3.85%	0.35%	to	1.25%	4.18%	to	5.12%
Year Ended 12/31/02	100,829	$1.312499	to	$10.207276	$457,348	4.44%	0.35%	to	1.25%	10.70%	to	11.70%
Money Market
Year Ended 12/31/06	108,497	$1.182475	to	$3.269294	$236,772	4.74%	0.35%	to	1.25%	3.56%	to	4.49%
Year Ended 12/31/05	92,906	$1.131639	to	$3.141208	$201,838	2.95%	0.35%	to	1.25%	1.71%	to	2.63%
Year Ended 12/31/04	95,405	$1.102690	to	$3.073012	$206,436	1.43%	0.35%	to	1.25%	0.17%	to	1.08%
Year Ended 12/31/03	114,469	$1.090926	to	$3.052383	$251,722	1.25%	0.35%	to	1.25%	(0.02)%	to	0.88%
Year Ended 12/31/02	161,032	$1.081393	to	$3.037822	$343,581	1.64%	0.35%	to	1.25%	0.39%	to	1.30%
Fidelity VIP Mid Cap (1)
Year Ended 12/31/06	70,124	$2.222115	to	$2.296424	$158,895	0.15%	0.35%	to	1.25%	11.01%	to	12.01%
Year Ended 12/31/05	46,885	$2.001683	to	$2.050180	$95,468	0.00%	0.35%	to	1.25%	16.56%	to	17.60%
Year Ended 12/31/04	23,113	$1.717354	to	$1.743292	$40,054	0.00%	0.35%	to	1.25%	23.11%	to	24.22%
Year Ended 12/31/03	7,083	$1.395022	to	$1.403400	$9,954	0.00%	0.35%	to	1.25%	39.50%	to	40.34%
Year Ended 12/31/02	n/a		n/a		n/a	n/a		n/a		n/a
Russell Multi-Style Equity
Year Ended 12/31/06	185,171	$0.963199	to	$1.032365	$182,283	0.93%	0.35%	to	1.25%	11.35%	to	12.35%
Year Ended 12/31/05	160,461	$0.858577	to	$0.919329	$141,151	1.05%	0.35%	to	1.25%	5.94%	to	6.90%
Year Ended 12/31/04	141,072	$0.804386	to	$0.860463	$117,097	0.73%	0.35%	to	1.25%	8.44%	to	9.42%
Year Ended 12/31/03	116,323	$0.736202	to	$0.786751	$89,162	0.71%	0.35%	to	1.25%	27.26%	to	28.41%
Year Ended 12/31/02	97,384	$0.574187	to	$0.613006	$58,798	0.60%	0.35%	to	1.25%	(24.14)%	to	(23.46)%
Russell Aggressive Equity
Year Ended 12/31/06	58,363	$1.455332	to	$1.722029	$93,292	0.19%	0.35%	to	1.25%	13.37%	to	14.39%
Year Ended 12/31/05	53,263	$1.274157	to	$1.506167	$75,049	0.18%	0.35%	to	1.25%	5.04%	to	5.99%
Year Ended 12/31/04	51,192	$1.203942	to	$1.421771	$68,855	0.17%	0.35%	to	1.25%	13.30%	to	14.33%
Year Ended 12/31/03	43,722	$1.054631	to	$1.244218	$52,176	0.11%	0.35%	to	1.25%	43.79%	to	45.09%
Year Ended 12/31/02	34,336	$0.727980	to	$0.857996	$28,521	0.00%	0.35%	to	1.25%	(20.06)%	to	(19.34)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Russell Non-U.S.
Year Ended 12/31/06	127,295	$1.260557	to	$1.587886	$182,689	2.63%	0.35%	to	1.25%	22.11%	to	23.21%
Year Ended 12/31/05	99,849	$1.024633	to	$1.289430	$117,602	1.59%	0.35%	to	1.25%	12.28%	to	13.29%
Year Ended 12/31/04	79,941	$0.905783	to	$1.138748	$84,397	2.11%	0.35%	to	1.25%	16.83%	to	17.89%
Year Ended 12/31/03	60,165	$0.769505	to	$0.966479	$54,868	2.95%	0.35%	to	1.25%	37.07%	to	38.30%
Year Ended 12/31/02	53,161	$0.557227	to	$0.699179	$35,522	1.63%	0.35%	to	1.25%	(16.20)%	to	(15.44)%
Russell Real Estate Securities
Year Ended 12/31/06	107,317	$3.408298	to	$3.827505	$381,366	1.96%	0.35%	to	1.25%	34.16%	to	35.36%
Year Ended 12/31/05	95,902	$2.540501	to	$2.831791	$252,942	2.13%	0.35%	to	1.25%	11.56%	to	12.56%
Year Ended 12/31/04	83,376	$2.277262	to	$2.519496	$196,014	2.31%	0.35%	to	1.25%	33.20%	to	34.40%
Year Ended 12/31/03	65,413	$1.709672	to	$1.877412	$115,065	5.37%	0.35%	to	1.25%	35.51%	to	36.73%
Year Ended 12/31/02	53,293	$1.261665	to	$1.375137	$69,448	5.38%	0.35%	to	1.25%	2.51%	to	3.44%
Russell Core Bond
Year Ended 12/31/06	126,626	$1.361728	to	$1.453107	$179,016	4.58%	0.35%	to	1.25%	2.44%	to	3.36%
Year Ended 12/31/05	97,984	$1.329349	to	$1.406633	$134,224	3.65%	0.35%	to	1.25%	0.75%	to	1.66%
Year Ended 12/31/04	71,697	$1.319453	to	$1.384409	$97,182	2.44%	0.35%	to	1.25%	3.36%	to	4.30%
Year Ended 12/31/03	53,887	$1.276523	to	$1.328054	$70,621	3.69%	0.35%	to	1.25%	4.83%	to	5.78%
Year Ended 12/31/02	45,637	$1.217720	to	$1.256188	$57,126	2.84%	0.35%	to	1.25%	7.49%	to	8.46%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account B and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division, and Russell Core Bond Division at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2006 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

February 1, 2007

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2006	2005
Assets:
Bonds	$70,564	$65,899
Common and preferred stocks	9,228	8,120
Mortgage loans	19,363	18,118
Real estate	1,489	1,620
Policy loans	10,995	10,265
Other investments	7,930	6,935
Cash and temporary investments	2,885	2,124

Total investments	122,454	113,081
Due and accrued investment income	1,291	1,183
Net deferred tax assets	1,198	1,057
Deferred premium and other assets	2,112	1,983
Separate account assets	18,047	15,753

Total assets	$145,102	$133,057

Liabilities and Surplus:

Reserves for policy benefits	$101,481	$94,144
Policyowner dividends payable	4,632	4,270
Interest maintenance reserve	644	839
Asset valuation reserve	3,093	2,529
Income taxes payable	515	593
Other liabilities	5,006	4,548
Separate account liabilities	18,047	15,753

Total liabilities	133,418	122,676

Surplus	11,684	10,381

Total liabilities and surplus	$145,102	$133,057

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2006	2005	2004
Revenue:
Premiums	$12,149	$11,363	$10,682
Net investment income	7,073	6,543	6,117
Other income	511	494	511

Total revenue	19,733	18,400	17,310

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,049	4,577	4,487
Net additions to policy benefit reserves	7,234	6,445	6,181
Net transfers to separate accounts	492	664	422

Total benefits	12,775	11,686	11,090

Commissions and operating expenses	1,894	1,774	1,741

Total benefits and expenses	14,669	13,460	12,831

Gain from operations before dividends and taxes	5,064	4,940	4,479

Policyowner dividends	4,628	4,269	3,880

Gain from operations before taxes	436	671	599
Income tax expense (benefit)	17	57	(124)

Net gain from operations	419	614	723
Net realized capital gains	410	310	94

Net income	$829	$924	$817

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2006	2005	2004
Beginning of year balance	$10,381	$8,934	$7,547
Net income	829	924	817
Change in net unrealized capital gains	581	343	645
Change in net deferred income tax	337	237	28
Change in nonadmitted assets and other	70	(84)	(115)
Change in asset valuation reserve	(514)	27	12

Net increase in surplus	1,303	1,447	1,387

End of year balance	$11,684	$10,381	$8,934

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2006	2005	2004
Cash flows from operating activities:
Premiums and other income received	$8,634	$8,074	$7,584
Investment income received	6,893	6,347	5,999
Disbursement of policy loans, net of repayments	(730)	(515)	(199)
Benefit payments to policyowners and beneficiaries	(5,274)	(4,794)	(4,650)
Net transfers to separate accounts	(482)	(657)	(418)
Commissions, expenses and taxes paid	(2,202)	(2,000)	(1,900)

Net cash provided by operating activities	6,839	6,455	6,416

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	51,695	72,406	47,537
Common and preferred stocks	6,088	3,969	3,300
Mortgage loans	3,413	2,585	1,867
Real estate	65	120	109
Other investments	1,693	1,389	1,258

	62,954	80,469	54,071

Cost of investments acquired:
Bonds	56,372	77,345	52,323
Common and preferred stocks	5,777	3,896	3,150
Mortgage loans	4,659	3,464	2,670
Real estate	107	261	259
Other investments	2,099	2,661	1,757

	69,014	87,627	60,159

Net cash applied to investing activities	(6,060)	(7,158)	(6,088)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	69	52	32
Other cash applied	(87)	(174)	(5)

Net cash provided by (applied to) financing and other activities:	(18)	(122)	27

Net increase (decrease) in cash and temporary investments	761	(825)	355
Cash and temporary investments, beginning of year	2,124	2,949	2,594

Cash and temporary investments, end of year	$2,885	$2,124	$2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”). See Notes 3 and 12 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	New Accounting and Reporting Pronouncements

On January 1, 2006, the Company adopted Statement of Statutory Accounting Principle No. 93 (“SSAP 93”), which establishes statutory accounting guidance for investments in federal and state tax benefits associated with low income housing tax credit (“LIHTC”) real estate properties. Prior to the issuance of SSAP 93, statutory guidance did not address accounting for such investments.

SSAP 93 requires that these investments be reported at amortized cost. The initial cost of these investments is to be amortized in proportion to the actual realization of the related tax benefits, without discounting for the time value of money, and reported as a component of net investment income. Prior to the adoption of this new guidance, the Company reported these investments at amortized cost, with amortization reported as a realized loss and calculated using a method that included discounting. For the years ended December 31, 2005 and 2004, realized losses included $20 million and $16 million, respectively, of realized losses from amortization of LIHTC investment cost under the previous method.

As of January 1, 2006, the amortized cost of LIHTC investments using the new guidance applied on a retrospective basis was $321 million, which was less than amortized cost using the previous method by $55 million. This amount was recorded as a direct reduction of surplus at that date and is included in change in nonadmitted assets and other in the consolidated statement of changes in surplus for the year ended December 31, 2006. In addition, amortization of LIHTC investment cost under the new method of $63 million is included in net investment income in the consolidated statement of operations for the year ended December 31, 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

3.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 4 and 15 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $102 million and $97 million of investments in oil and natural gas production at December 31, 2006 and 2005, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”) does not provide accounting guidance for oil and gas investments.

Other investments also include LIHTC investments, leveraged leases and derivative financial instruments. See Note 4 for a description of the Company’s investments in leveraged leases and Note 5 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and gas investments and interest costs associated with securities lending.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery, and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 4 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 4 regarding changes in unrealized capital gains and losses.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 8 for more information about the Company’s separate accounts.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

reported net of ceded reinsurance. See Note 10 for more information about the Company’s use of reinsurance.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 10 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 10 for more information about the Company’s use of reinsurance.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 6 for more information about the Company’s reserve liabilities.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $27 million and $33 million at December 31, 2006 and 2005, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $104 million and $88 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $77 million, $71 million and $56 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $7 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4.	Investments

Bonds

Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value and for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 3 regarding investment capital gains and losses. At December 31, 2006 and 2005, the reported value of bonds was reduced by $102 million and $174 million, respectively, of valuation adjustments.

Disclosure of estimated fair value is based upon values published by the Securities Valuation Office (“SVO”) of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Statement value and estimated fair value of bonds at December 31, 2006 and 2005 were as follows:

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

December 31, 2005	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$9,497	$492	$(28)	$9,961
States, territories and possessions	417	42	(3)	456
Special revenue and assessments	12,590	59	(184)	12,465
All foreign governments	189	23	(1)	211
Public utilities	4,838	222	(45)	5,015
Banks, trust and insurance companies	9,472	388	(97)	9,763
Industrial and miscellaneous	28,896	948	(421)	29,423

Total	$65,899	$2,174	$(779)	$67,294

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2006 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$2,154	$2,157
Due after one year through five years	12,157	12,408
Due after five years through ten years	18,727	18,736
Due after ten years	15,826	16,573

	48,864	49,874

Mortgage-backed and structured securities	21,700	21,575

Total	$70,564	$71,449

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 12 regarding the statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2006 and 2005, the reported value of common and preferred stocks was reduced by $117 million and $172 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2006 and 2005, the reported value of mortgage loans was reduced by $0 and $2 million, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2006 were 7.3% and 5.2%, respectively, while these rates during 2005 were 7.8% and 3.7%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2006 and 2005 were 63% and 59%, respectively, with a maximum of 100% for any single loan during each of 2006 and 2005.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of real estate was reduced by $21 million and $27 million, respectively, of valuation adjustments.

At December 31, 2006 and 2005, the reported value of real estate included $186 million and $185 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2006 and 2005, the reported value of leveraged leases was $339 million and $342 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the value of the lease. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of leveraged leases was reduced by $14 million and $106 million, respectively, of valuation adjustments.

Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31, 2006			For the year ended December 31, 2005			For the year ended December 31, 2004
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
				(in millions)
Bonds	$243	$(497)	$(254)	$454	$(536)	$(82)	$816	$(369)	$447
Common and preferred stocks	1,193	(241)	952	909	(196)	713	521	(211)	310
Mortgage loans	1	—	1	3	(1)	2	—	(1)	(1)
Real estate	18	—	18	64	(1)	63	48	(8)	40
Other investments	207	(357)	(150)	140	(177)	(37)	325	(522)	(197)

	$1,662	$(1,095)	567	$1,570	$(911)	659	$1,710	$(1,111)	599

Less: IMR gains (losses)			(261)			(61)			317
Less: Capital gains taxes			418			410			188

Net realized capital gains			$410			$310			$94

Proceeds from the sale of bond investments totaled $52 billion, $72 billion and $48 billion for the years ended December 31, 2006, 2005 and 2004, respectively.

Realized losses (before IMR deferrals and capital gains taxes) included $74 million, $276 million and $116 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2006, 2005 and 2004, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2006 and 2005, were as follows:

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2005
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$26,527	$26,014	$(513)	$5,862	$5,593	$(269)
Common and preferred stocks	732	672	(60)	483	376	(107)

Total	$27,259	$26,686	$(573)	$6,345	$5,969	$(376)

Changes in net unrealized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
		(in millions)
Bonds	$58	$(43)	$42
Common and preferred stocks	466	304	818
Other investments	264	198	75

	788	459	935
Change in deferred taxes	(207)	(116)	(290)

	$581	$343	$645

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $3.2 billion and $2.9 billion at December 31, 2006 and 2005, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2006 and 2005, unrestricted cash collateral held by the Company of $3.2 billion and $2.9 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $3.2 billion and $2.9 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2006 and 2005, additional non-cash collateral of $876 million and $539 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

5.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are classified as either “cash flow” hedges, which mitigate the risk of variability in future cash

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

flows from the position being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the position being hedged. Derivatives classified as hedges that meet the specific correlation requirements for hedge accounting are accounted for in a manner that is consistent with the item being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for hedge accounting, are accounted for at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other investments, serves to replicate in the aggregate the characteristics of otherwise permissible investments. Derivatives used as part of a replication are accounted for in a manner consistent with the replicated asset (e.g., at amortized cost or fair value).

The Company does not take positions in derivatives for income generation purposes.

The Company held the following derivative positions at December 31, 2006 and 2005:

	December 31, 2006			December 31, 2005
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$20	$22	$1,250	$20	$34
Swaptions	1,031	36	21	818	33	19
Foreign currency swaps	666	—	(28)	312	—	(10)
Construction loan forwards	1	—	—	19	—	1
Foreign currency covers	2	—	2	67	—	67
Interest rate swaps	102	—	8	292	3	11
Interest rate basis swaps	120	—	—	80	—	—
Commodity swaps	10	—	—	3	1	1

Fair Value Hedges:
Credit default swaps	199	(2)	(2)	220	(3)	(3)
Foreign currency forwards	2,269	(18)	(18)	1,735	13	13
Fixed income futures	869	—	—	1,775	—	—
Short equity index futures	180	—	—	441	—	—
Purchased put options	—	—	—	—	—	—

Replications:
Fixed income	104	—	1	136	—	(1)
Long equity futures	27	—	—	5	—	—
Long fixed income futures	2,227	—	—	—	—	—

The notional amounts of derivative financial instruments are used to contractually denominate the transactions and do not represent the amounts exchanged between the parties.

The reported statement value of derivatives is reported as other investments in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. Changes in fair value on open derivative positions accounted for at fair value are reported as unrealized capital gains or losses. Upon maturity or termination of derivative positions accounted for at fair value, capital gains and losses are reported as realized.

Following are descriptions of the types of derivative instruments used by the Company during 2006 and 2005:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risks of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risks of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. A swaption is a contractual agreement whereby the Company holds an option to enter into an interest rate swap with another party on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate exposure to market fluctuations for the forecasted purchase of GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates at a predetermined price at a date in the future that does not exceed 10 years. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in others it does not. Unrealized losses of $3 million and unrealized gains of $2 million were recognized during 2006 and 2005, respectively, on those contracts that did not qualify for hedge accounting treatment.

Interest rate basis swaps are used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index. The Company’s use of interest rate basis swaps does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Commodity swaps are used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. They are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price. The Company’s use of commodity swaps does not qualify for hedge accounting treatment. Unrealized losses of $300 thousand and unrealized gains of $1 million were recognized during 2006 and 2005, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a “credit event” sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in others it does not. Unrealized gains of $1 million were recognized during each of 2006 and 2005 on those contracts that did not qualify for hedge accounting treatment.

Foreign currency forwards are used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency forward contracts does not qualify for hedge accounting treatment. Unrealized losses of $31 million and unrealized gains of $85 million were recognized during 2006 and 2005, respectively, on these contracts.

Fixed income futures are used to mitigate interest rate risk for a portion of the Company’s fixed maturity investment portfolio. Fixed income futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of fixed income futures contracts does not qualify for hedge accounting treatment. Unrealized gains of $28 million and unrealized losses of $9 million were recognized during 2006 and 2005, respectively, on these contracts.

Short equity index futures are used to mitigate exposure to market fluctuations for the Company’s portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of futures contracts does not qualify for hedge accounting treatment. Unrealized losses of $1 million were recognized during each of 2006 and 2005 on these contracts.

Purchased put options are used to mitigate exposure to credit risk associated with a specific security. Purchased put options give the Company the option to sell a financial instrument at a specified future date for a specified price. The Company’s use of put options does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indexes and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. The average fair value of such contracts was $1 million and ($4) million during 2006 and 2005, respectively. Realized gains of $2 million and realized losses of $10 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $41 million and $230 million during 2006 and 2005, respectively. Realized gains of $6 million and realized losses of $2 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $1,266 million and $342 million during 2006 and 2005, respectively. Realized gains of $24 million and $7 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

6.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2006 and 2005 are summarized below:

	December 31,
	2006	2005
	(in millions)
Life insurance reserves	$90,489	$83,590
Annuity reserves and deposit liabilities	5,358	5,193
Disability and long-term care unpaid claims and claim reserves	3,555	3,373
Disability and long-term care active life reserves	2,079	1,988

Total reserves for policy benefits	$101,481	$94,144

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4.5%. As of December 31, 2006, the Company had $995 billion of total life insurance in-force, including $13 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2006 and 2005, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$1,317	$1,276
- without market value adjustment	2,553	2,508
Not subject to discretionary withdrawal	1,488	1,409

Total	$5,358	$5,193

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience in the first four years of disability, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion and $3.4 billion at December 31, 2006 and 2005, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2006 and 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005
	(in millions)
Balance at January 1	$3,373	$3,234

Incurred related to:
Current year	482	462
Prior year	119	68

Total incurred	601	530

Paid related to:
Current year	(19)	(18)
Prior year	(400)	(373)

Total paid	(419)	(391)

Balance at December 31	$3,555	$3,373

The changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year term preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

7.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Deferred and uncollected premiums at December 31, 2006 and 2005 were as follows:

	December 31, 2006		December 31, 2005
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$175	$86	$171	$81
Ordinary renewal	1,759	1,447	1,647	1,348

	$1,934	$1,533	$1,818	$1,429

8.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2006 and 2005:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal - with market value adjustment	$15,083	$13,098
Not subject to discretionary withdrawal	2,755	2,434
Non-policy liabilities	209	221

Total separate account liabilities	$18,047	$15,753

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million and $8 million attributable to GMDB at December 31, 2006 and 2005, respectively.

Premiums and other considerations received from variable life and variable annuity policyowners during each of the years ended December 31, 2006 and 2005 were $1.6 billion. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2006, 2005 and 2004:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005	2004
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,719	$1,721	$1,428
Transfers from separate accounts	(1,227)	(1,043)	(1,012)

	492	678	416

Reconciling adjustments:
Mortality, breakage and taxes	—	(14)	6

Net transfers to separate accounts	$492	$664	$422

9.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $38 million and $180 million to the qualified employee retirement plan during 2006 and 2005, respectively, and expects to contribute $41 million in 2007.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $23 million and $0 to the postretirement benefit plan during 2006 and 2005, respectively. No contributions are expected during 2007.

Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2006 and 2005, and changes in assets and obligations for the years then ended, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at January 1	$2,264	$1,950	$57	$58
Changes in plan assets:
Actual return on plan assets	275	173	8	1
Company contributions	38	180	23	—
Actual plan benefits paid	(44)	(39)	(3)	(2)

Fair value of plan assets at December 31	$2,533	$2,264	$85	$57

Projected benefit obligation at January 1	$2,233	$2,041	$208	$196
Changes in benefit obligation:
Service cost of benefits earned	79	72	23	20
Interest cost on projected obligations	127	118	11	11
Projected gross plan benefits paid	(50)	(45)	(12)	(11)
Projected Medicare Part D reimbursement	—	—	2	—
Experience losses (gains)	(79)	47	(21)	(8)

Projected benefit obligation at December 31	$2,310	$2,233	$211	$208

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2006 and 2005 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2006	% of Total	2005	% of Total	2006	% of Total	2005	% of Total
	(in millions)
Bonds	$1,130	45%	$965	43%	$38	45%	$24	42%
Preferred stock	9	0%	7	0%	—	0%	—	0%
Public common stock	1,334	53%	1,239	55%	45	53%	33	58%
Private equities and other	60	2%	53	2%	2	2%	—	0%

Total assets	$2,533	100%	$2,264	100%	$85	100%	$57	100%

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The projected benefit obligation (“PBO”) represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $1.9 billion and $1.8 billion at December 31, 2006 and 2005, respectively.

The PBO and ABO amounts above represent the obligations for the benefits of vested participants only, as required by the statutory basis of accounting. The additional amounts for participants that have not yet vested in the defined pension plans and the postretirement plans are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
PBO	$63	$60	$232	$249
ABO	37	35	—	—

The following tables summarize the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2006, 2005 and 2004 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2006	2005	2004	2006	2005	2004
Projected benefit obligation:
Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%

Net periodic benefit cost:
Discount rate	5.75%	6.00%	6.50%	5.75%	6.00%	6.50%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2006. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The projected benefit obligation for postretirement benefits at December 31, 2006 assumed an annual increase in future retiree medical costs of 8%, grading down to 5% over four years and remaining level thereafter. At December 31, 2005 the comparable assumption was for an annual increase in future retiree medical costs of 10% grading down to 5% over five years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2006 by $20 million and net periodic postretirement benefit expense during 2006 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

benefit obligation as of December 31, 2006 and net periodic postretirement benefit expense during 2006 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2006 and 2005:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at December 31	$2,533	$2,264	$85	$57
Projected benefit obligation at December 31	2,310	2,233	211	208

Funded status	223	31	(126)	(151)

Unrecognized net experience losses	332	513	20	8
Unrecognized initial net asset	(544)	(557)	—	—
Additional minimum liability	(14)	(10)	—	—
Nonadmitted asset	(378)	(326)	—	—

Net pension liability	$(381)	$(349)	$(106)	$(143)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in benefit liabilities have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for pensions as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This liability was $14 million, $10 million and $16 million at December 31, 2006, 2005 and 2004, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The components of net periodic benefit cost for the years ended December 31, 2006, 2005 and 2004 were as follows:

	Defined Benefit Plans			Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$79	$72	$70	$23	$20	$18
Interest cost on projected obligations	127	118	111	11	11	11
Amortization of experience gains and losses	20	15	13	1	1	1
Amortization of initial net asset	(13)	(20)	(21)	—	—	—
Expected return on plan assets	(180)	(166)	(138)	(5)	(4)	(1)

Net periodic expense	$33	$19	$35	$30	$28	$29

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2007 through 2016 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2007	$60	$13
2008	67	14
2009	75	16
2010	84	18
2011	94	20
2012-2016	668	150

	$1,048	$231

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2006, 2005 and 2004 the Company expensed total contributions to these plans of $27 million, $25 million and $24 million, respectively.

10.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool. The Company also cedes a portion of its exposure to group disability benefits and long term care benefits on a coinsurance basis. Long term care policies issued after March 24, 2002 are not reinsured.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2006 and 2005 were reported net of ceded reserves of $1.4 billion and $1.3 billion, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Direct premium revenue	$12,890	$12,078	$11,397
Premiums ceded	(741)	(715)	(715)

Net premium revenue	$12,149	$11,363	$10,682

Direct benefit expense	13,263	12,161	11,568
Benefits ceded	(488)	(475)	(478)

Net benefit expense	$12,775	$11,686	$11,090

In addition, the Company received $180 million, $182 million and $207 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2006 and 2005 that were considered by management to be uncollectible.

11.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Network Planning Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
Jersey Par, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2006, the Company dissolved Jersey Par, LLC. This subsidiary held investment properties that were sold prior to its dissolution. The 2006 consolidated income tax return will be the last year in which this entity is included. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 14). Prior to the sale, Baird Holding Company was included in the Company’s consolidated income tax return. Federal income tax returns for years through 2003 are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

represents taxes payable at the respective reporting date plus a provision for additional taxes that may become due with respect to then open tax years.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2006 and 2005 were as follows:

	December 31,		Change
	2006	2005
	(in millions)
Deferred tax assets:
Policy acquisition costs	$832	$794	$38
Investments	160	135	25
Policy benefit liabilities	1,816	1,705	111
Benefit plan obligations	385	313	72
Guaranty fund assessments	7	7	—
Nonadmitted assets	61	63	(2)
Other	130	63	67

Gross deferred tax assets	3,391	3,080	311

Deferred tax liabilities:
Premium and other receivables	569	539	30
Investments	1,622	1,480	142
Other	2	4	(2)

Gross deferred tax liabilities	2,193	2,023	170

Net deferred tax assets	$1,198	$1,057	$141

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2006 and 2005, the Company’s gross deferred tax assets were less than this limit by $705 million and $672 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The major components of current income tax expense (benefit) were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Income tax	$103	$113	$(85)
Tax credits	(86)	(56)	(39)

Total current tax expense (benefit)	$17	$57	$(124)

The Company’s taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting.

The Company’s effective tax rates were 1%, 16% and 12% for the years ended December 31, 2006, 2005 and 2004, respectively. The effective rate is not the rate of tax applied to the Company’s taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments for income taxes of $412 million, $318 million and $248 million for the years ended December 31, 2006, 2005 and 2004, respectively. Income taxes paid in 2006 and prior years of $1.8 billion are available at December 31, 2006 for recoupment in the event of future tax losses.

12.	Frank Russell Company Acquisition and Goodwill

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At December 31, 2006 and 2005, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $473 million and $531 million at December 31, 2006 and 2005, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $194 million, $257 million and $320 million at December 31, 2006, 2005 and 2004, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million, $63 million and $61 million for the years then ended, respectively.

13.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $100 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $357 million at December 31, 2006. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.6 billion at December 31, 2006 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company’s financial position at December 31, 2006.

14.	Related Party Transactions

During each of 2006 and 2005, the Company transferred certain investments to wholly-owned subsidiaries as a capital contribution. The aggregate statement value and fair value of the investments transferred during 2006 were $308 million and $406 million, respectively. The aggregate statement value and fair value of the investment interests transferred during 2005 were $987 million and $1.3 billion, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported as a result of these transfers.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

During 2005, the Company and two unconsolidated subsidiaries redeemed $14 million and $79 million, respectively, of seed money investments at fair value from the Mason Street Funds, a family of mutual funds that are sponsored and managed by a subsidiary of the Company. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 on these redemptions. At December 31, 2005 the Company held shares in the Mason Street Funds with a fair value of $971 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2005, the Company’s subsidiaries held additional shares in the Mason Street Funds with a fair value of $255 million.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of seed money investments at fair value from the Mason Street Funds, with realized and unrealized capital gains of $68 million reported by the Company during 2006 on these redemptions. Under the terms of the reorganization transaction, the Company and its subsidiaries remaining Mason Street Fund shares, with fair values of $724 million and $246 million, respectively, were exchanged for shares of equal fair value in the successor funds. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their shares in the successor funds for a period of at least two, and in certain cases three, years after the closing of the transaction. At December 31, 2006 the Company held shares in the successor funds with fair value of $763 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair value of $254 million.

On May 13, 2004 the Company sold its majority interest in Baird Holding Company (“Baird”) to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which was included in realized capital gains in the consolidated statement of operations during 2004. The Company financed a substantial portion of the sale price through the acquisition of $240 million of subordinated notes, with attached warrants, issued by Baird. These notes had interest rates of between 6.50% and 8.25% and maturities of between ten and twelve years. Notes in the amount of $138 million and $210 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. These notes have interest rates of between 4.19% and 6.35% and maturities of between five and ten years. Notes in the amount of $135 million and $191 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company transferred certain investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of the transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer.

15.	Fair Value of Financial Instruments

The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2006 and 2005 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2006		December 31, 2005
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$70,564	$71,449	$65,899	$67,294
Common and preferred stocks	9,228	12,441	8,120	10,844
Mortgage loans	19,363	19,735	18,118	18,766
Real estate	1,489	2,573	1,620	2,542
Policy loans	10,995	12,130	10,265	11,603
Other investments	7,930	10,092	6,935	8,393
Cash and temporary investments	2,885	2,885	2,124	2,124

Liabilities:
Investment-type insurance reserves	$4,161	$3,960	$4,100	$3,892

The fair value of bonds is generally based upon values published by the SVO and upon quoted market prices when no SVO value is available. The estimated fair value of common and preferred stocks are based upon quoted market prices if available. For those not actively traded, fair value is estimated using independent pricing services or internally developed pricing models. See Note 12 regarding the statement value of the Company’s investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is estimated by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated by discounting estimated future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated as the present value of estimated future tax benefits. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance liabilities is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (“the Company”) as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the consolidated financial statements referred to above do not present fairly in conformity with accounting principles generally accepted in the United States of America, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 23, 2007